SEVERANCE AGREEMENT


                  This Agreement is made the 6th day of December, 1995, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and BRUCE M. AMBLER (the "Executive"). For purposes of Sections 1 through 11 of this Agreement the term "Company" shall be deemed to include any successor company, and where applicable, shall be deemed to include Constellation Holdings, Inc. or any successor company.

                  WHEREAS, Potomac Electric Power Company ("PEPCO") and the Company have entered into an Agreement and Plan of Merger dated as of September 22, 1995 (the "Merger Agreement"), whereby PEPCO and the Company will merge into RH Acquisition Corp. ("RH"), with RH as the surviving entity; and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date hereof through the Effective Time (as hereinafter defined) and for the twenty-four month period following the Effective Time in the event the Merger (as hereinafter defined) occurs, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders during such periods when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted during the Merger.

                  NOW, THEREFORE, the parties agree as follows:

                  1.      Definitions.

                  1.1 Merger. The term "Merger" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.2 Effective Time. The term "Effective Time" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.3     Qualifying Termination.

                  (a) The occurrence of any one or more of the following events within twenty-four calendar months after the Effective Time shall constitute a "Qualifying Termination":

                  (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7);

                  (ii) The Executive's resignation for Good Reason (as defined in Section 1.6);

                  (iii) Failure or refusal by a successor company to assume the Company's obligations under this Agreement in its entirety, as required by Section 9 herein; or

                  (iv) Commission by the Company of a material breach of any of the provisions of this Agreement.

                  (b) A Qualifying Termination also shall include a termination of the Executive's employment, without Cause, from the date hereof, but prior to the Effective Time.

                  (c) A Qualifying Termination shall not include a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                  1.4 Ineligible to Retire. Ineligible to Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.5     Eligible to Retire.        Eligible  to Retire,  means
an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.6 Good Reason. Good Reason means, without the Executive's express written consent, the occurrence (i) after the

Effective Time, or (ii) after the date hereof, but prior to the Effective Time, of any one or more of the following:

                  (a) The assignment to the Executive of duties materially inconsistent with the Executive's authorities, duties, responsibilities, and status (including offices, title and reporting relationships) as an executive and/or officer of the Company, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect as of ninety days prior to the Effective Time (or, in the case of such an assignment, reduction or alteration after the date hereof, but prior to the Effective Time, ninety days prior to the date hereof), unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive;

                  (b) A reduction by the Company of the Executive's base salary in effect at the Effective Time (or in the case of a reduction after the date hereof, but prior to the Effective Time, a reduction by the Company of the Executive's base salary in effect on the date hereof) or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business conditions, including but not limited to reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company);

                  (c) The relocation of the Executive's office more than 50 miles from the Executive's office at the Effective Time (or in the case of a relocation after the date hereof, but prior to the Effective Time, a relocation of the Executive's office more than 50 miles from the Executive's office on the date hereof).

                  The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                  1.7 Cause. Cause shall mean the occurrence of any one or more of the following:

                  (a) The Executive is convicted of a felony involving moral turpitude; or

                  (b) The Executive engages in conduct or activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                  (c) The Executive persistently fails or refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in
Section 1.6(a); or

                  (d)     The  Executive  embezzles  or  knowingly,  and  with
intent,   misappropriates property of the Company, or unlawfully appropriates any corporate opportunity of the Company.

                  1.8 Annual Award Amount. The average of the two highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                  2. Severance Benefits for an Executive Ineligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Severance Health Benefits. For the thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c)     Split  Dollar.  The  Qualifying   Termination  shall
not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. Severance Benefits for an Executive Eligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b)     Supplemental   Retirement   Benefits.   For  purposes
of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (1).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4.      Code Section 28OG.

                  4.1 Limitations. Notwithstanding Section 2 and 3, in the event that a change in ownership or control (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company occurs and the independent public accountants for the Company (the "Accountants") determine that if the benefits to be provided under Section 2 and 3 (together with any other benefits payable to the Executive under any applicable plan maintained by the Company) were paid to the Executive:

                  (a)     the  Executive  would incur an excise tax under
Section 4999 of Code,  and the Company  would be denied a deduction  under
Section 280G of the Code of all or some of such amounts to be paid to the Executive, and

                  (b) the net after tax benefits to the Executive attributable to payments under Sections 2 and 3 hereof would not be at least $10,000 greater than the net after tax benefits which would accrue to the Executive if the amounts which would otherwise cause the Executive to be subject to this excise tax were not paid, the amounts payable to the Executive pursuant to Section 2 and 3 (or pursuant to such other plans maintained by the Company) shall be reduced so that the amount payable to the Executive hereunder is the greatest amount (as determined by the Accountants) that may be paid by the Company to the Executive without any such amount being subject to an excise tax under Section 4999 or being nondeductible for the Company pursuant to
Section 280G.

                  4.2 Executive's Election. If the amounts to be paid to the Executive are to be reduced under paragraph 4.1 of this Section, the Executive shall be given the opportunity to designate which benefits or payments shall be reduced and in what order of priority.

                  4.3     Later Adjustments.

                  (a) If the Executive receives reduced payments or benefits pursuant to the preceding paragraph, or if it had been determined that no such reduction was required, but it nonetheless is established pursuant to the final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section, the aggregate amount paid to the Executive or for his benefit would result in any amount being treated as an "excess parachute payment" for purposes of Sections 28OG and 4999 of the Code, then an amount equal to the amount that would be an "excess parachute payment" shall be deemed for all purposes a loan to the Executive made on the date of the receipt of such excess amount, which the Executive shall have an obligation to repay to the Company on demand, together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code) from the date of the Executive's receipt of such excess until the date of such repayment.

                  (b) In the event that it is determined for any reason that the amount of "excess parachute payments" are less than originally calculated, the Company shall promptly pay to the Executive the amount necessary so that, after such adjustment, the Executive will have received or be entitled to receive the maximum payments payable under this Section without any of such payments constituting an "excess parachute payment," together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code).

                  5. Termination of Agreement. This Agreement shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the Effective Time. Further, upon the Effective Time, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement shall terminate on the date the Company's Board of Directors decides by formal vote not to proceed with the Merger; provided, however, that in the event a Qualifying Termination occurs prior to such date, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no further performance being possible.

                  6. Amendment of Agreement. Subject to the provisions of Section 5, this Agreement may not be amended in any manner which has a significant adverse effect on the rights of the Executive without the written consent of the Executive.

Notwithstanding the foregoing, at and after the Effective Time, this Agreement may not be amended in any respect without the written consent of the Executive.

                  7. Construction. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  8. Governing Law. This Agreement shall be governed by the laws of Maryland.

                  9. Successors and Assigns. This Agreement shall be binding upon the Company and any assignee or successor in interest to the Company.

                  10. Indemnification. The Company will pay all reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                  11. Notice. Any notices, requests, demands, or other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                                          BALTIMORE GAS AND ELECTRIC COMPANY



                                          By: /s/ Jon M. Files
                                              Jon M. Files
                                              Vice President Management Services



                                              /s/ Bruce M. Ambler
                                              BRUCE M. AMBLER

                               SEVERANCE AGREEMENT


                  This Agreement is made the 6th day of December, 1995, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and THOMAS F. BRADY (the "Executive"). For purposes of Sections 1 through 11 of this Agreement the term "Company" shall be deemed to include any successor company.

                  WHEREAS, Potomac Electric Power Company ("PEPCO") and the Company have entered into an Agreement and Plan of Merger dated as of September 22, 1995 (the "Merger Agreement"), whereby PEPCO and the Company will merge into RH Acquisition Corp. ("RH"), with RH as the surviving entity; and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date hereof through the Effective Time (as hereinafter defined) and for the twenty-four month period following the Effective Time in the event the Merger (as hereinafter defined) occurs, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders during such periods when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted during the Merger.

                  NOW, THEREFORE, the parties agree as follows:

                  1.       Definitions.

                  1.1 Merger. The term "Merger" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.2 Effective Time. The term "Effective Time" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.3      Qualifying Termination.

                            (a)    The  occurrence of any one or more of the
following events within twenty-four calendar months after the Effective Time shall constitute a "Qualifying Termination":

                            (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7);

                            (ii) The Executive's resignation for Good Reason (as defined in Section 1.6);

                            (iii) Failure or refusal by a successor company to assume the Company's obligations under this Agreement in its entirety, as required by Section 9 herein; or

                            (iv) Commission by the Company of a material breach of any of the provisions of this Agreement.

                            (b)    A Qualifying  Termination  also shall include
a termination of the Executive's employment, without Cause, from the date hereof, but prior to the Effective Time.

                            (c)     A Qualifying  Termination  shall not include
a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                            1.4     Ineligible  to Retire.  Ineligible  to
Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or
(ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                            1.5     Eligible to Retire.  Eligible  to Retire,
means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                            1.6     Good  Reason.  Good Reason  means,  without
the  Executive's  express  written consent,  the  occurrence  (i) after the

Effective Time, or (ii) after the date hereof, but prior to the Effective Time, of any one or more of the following:

                            (a)     The  assignment to the  Executive of duties
materially  inconsistent  with the Executive's  authorities,  duties,
responsibilities,   and  status  (including offices,  title and reporting
relationships) as an executive and/or officer of the Company, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect as of ninety days prior to the Effective Time (or, in the case of such an assignment, reduction or alteration after the date hereof, but prior to the Effective Time, ninety days prior to the date hereof), unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive;

                            (b)     A  reduction  by the  Company of the
Executive's base salary in effect at the Effective Time (or in the case of a reduction after the date hereof, but prior to the Effective Time, a reduction by the Company of the Executive's base salary in effect on the date hereof) or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business
conditions,   including  but  not  limited  to  reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company);

                            (c)     The  relocation  of  the  Executive's
office more than 50 miles from the Executive's office at the Effective Time (or in the case of a relocation after the date hereof, but prior to the Effective Time, a relocation of the Executive's office more than 50 miles from the Executive's office on the date hereof).

                           The Executive's  right to terminate  employment for
Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                  1.7 Cause. Cause shall mean the occurrence of any one or more of the following:

                  (a) The Executive is convicted of a felony involving moral turpitude; or

                  (b) The Executive engages in conduct or activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                  (c) The Executive persistently fails or refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in
Section 1.6(a); or

                  (d)     The  Executive  embezzles  or  knowingly,  and  with
intent,   misappropriates property of the Company, or unlawfully appropriates any corporate opportunity of the Company.

                  1.8 Annual Award Amount. The average of the two highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                  2. Severance Benefits for an Executive Ineligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Severance Health Benefits. For the thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c)     Split  Dollar.  The  Qualifying   Termination  shall
not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. Severance Benefits for an Executive Eligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b)     Supplemental   Retirement   Benefits.   For  purposes
of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (1).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4.      Code Section 28OG.

                  4.1 Limitations. Notwithstanding Section 2 and 3, in the event that a change in ownership or control (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company occurs and the independent public accountants for the Company (the "Accountants") determine that if the benefits to be provided under Section 2 and 3 (together with any other benefits payable to the Executive under any applicable plan maintained by the Company) were paid to the Executive:

                  (a)     the  Executive  would incur an excise tax under
Section 4999 of Code,  and the Company  would be denied a deduction  under
Section 280G of the Code of all or some of such amounts to be paid to the Executive, and

                   (b) the net after tax benefits to the Executive attributable to payments under Sections 2 and 3 hereof would not be at least $10,000 greater than the net after tax benefits which would accrue to the Executive if the amounts which would otherwise cause the Executive to be subject to this excise tax were not paid, the amounts payable to the Executive pursuant to Section 2 and 3 (or pursuant to such other plans maintained by the Company) shall be reduced so that the amount payable to the Executive hereunder is the greatest amount (as determined by the Accountants) that may be paid by the Company to the Executive without any such amount being subject to an excise tax under Section 4999 or being nondeductible for the Company pursuant to
Section 280G.

                  4.2 Executive's Election. If the amounts to be paid to the Executive are to be reduced under paragraph 4.1 of this Section, the Executive shall be given the opportunity to designate which benefits or payments shall be reduced and in what order of priority.

                  4.3     Later Adjustments.

                  (a) If the Executive receives reduced payments or benefits pursuant to the preceding paragraph, or if it had been determined that no such reduction was required, but it nonetheless is established pursuant to the final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section, the aggregate amount paid to the Executive or for his benefit would result in any amount being treated as an "excess parachute payment" for purposes of Sections 28OG and 4999 of the Code, then an amount equal to the amount that would be an "excess parachute payment" shall be deemed for all purposes a loan to the Executive made on the date of the receipt of such excess amount, which the Executive shall have an obligation to repay to the Company on demand, together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code) from the date of the Executive's receipt of such excess until the date of such repayment.

                  (b) In the event that it is determined for any reason that the amount of "excess parachute payments" are less than originally calculated, the Company shall promptly pay to the Executive the amount necessary so that, after such adjustment, the Executive will have received or be entitled to receive the maximum payments payable under this Section without any of such payments constituting an "excess parachute payment," together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code).

                  5. Termination of Agreement. This Agreement shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the Effective Time. Further, upon the Effective Time, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement shall terminate on the date the Company's Board of Directors decides by formal vote not to proceed with the Merger; provided, however, that in the event a Qualifying Termination occurs prior to such date, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no further performance being possible.

                  6. Amendment of Agreement. Subject to the provisions of Section 5, this Agreement may not be amended in any manner which has a significant adverse effect on the rights of the Executive without the written consent of the Executive.

Notwithstanding the foregoing, at and after the Effective Time, this Agreement may not be amended in any respect without the written consent of the Executive.

                  7. Construction. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  8. Governing Law. This Agreement shall be governed by the laws of Maryland.

                  9. Successors and Assigns. This Agreement shall be binding upon the Company and any assignee or successor in interest to the Company.

                  10. Indemnification. The Company will pay all reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                  11. Notice. Any notices, requests, demands, or other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                                         BALTIMORE GAS AND ELECTRIC COMPANY



                                         By:  /s/ Jon M. Files
                                              Jon M. Files
                                              Vice President Management Services


                                              /s/ Thomas F. Brady
                                              THOMAS F. BRADY

                               SEVERANCE AGREEMENT


                  This Agreement is made the 6th day of December, 1995, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and DAVID A. BRUNE (the "Executive"). For purposes of Sections 1 through 11 of this Agreement the term "Company" shall be deemed to include any successor company.

                  WHEREAS, Potomac Electric Power Company ("PEPCO") and the Company have entered into an Agreement and Plan of Merger dated as of September 22, 1995 (the "Merger Agreement"), whereby PEPCO and the Company will merge into RH Acquisition Corp. ("RH"), with RH as the surviving entity; and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date hereof through the Effective Time (as hereinafter defined) and for the twenty-four month period following the Effective Time in the event the Merger (as hereinafter defined) occurs, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders during such periods when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted during the Merger.

                  NOW, THEREFORE, the parties agree as follows:

                  1.      Definitions.

                  1.1 Merger. The term "Merger" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.2 Effective Time. The term "Effective Time" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.3     Qualifying Termination.

                            (a)    The  occurrence of any one or more of the
following events within twenty-four calendar months after the Effective Time shall constitute a "Qualifying Termination":

                            (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7);

                            (ii) The Executive's resignation for Good Reason (as defined in Section 1.6);

                            (iii) Failure or refusal by a successor company to assume the Company's obligations under this Agreement in its entirety, as required by Section 9 herein; or

                            (iv) Commission by the Company of a material breach of any of the provisions of this Agreement.

                            (b)    A Qualifying  Termination  also shall include
a termination of the Executive's employment, without Cause, from the date hereof, but prior to the Effective Time.

                            (c)     A Qualifying  Termination  shall not include
a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                            1.4     Ineligible  to Retire.  Ineligible  to
Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or
(ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                            1.5     Eligible to Retire.  Eligible  to  Retire,
means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                            1.6     Good  Reason.  Good Reason  means,  without
the  Executive's  express  written consent,  the  occurrence  (i) after the

Effective Time, or (ii) after the date hereof, but prior to the Effective Time, of any one or more of the following:

                            (a)     The  assignment to the  Executive of duties
materially  inconsistent  with the Executive's  authorities,  duties,
responsibilities,   and  status  (including offices,  title and reporting
relationships) as an executive and/or officer of the Company, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect as of ninety days prior to the Effective Time (or, in the case of such an assignment, reduction or alteration after the date hereof, but prior to the Effective Time, ninety days prior to the date hereof), unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive;

                            (b)     A  reduction  by the  Company of the
Executive's base salary in effect at the Effective Time (or in the case of a reduction after the date hereof, but prior to the Effective Time, a reduction by the Company of the Executive's base salary in effect on the date hereof) or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business
conditions,   including  but  not  limited  to  reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company);

                            (c)     The  relocation  of  the  Executive's
office more than 50 miles from the Executive's office at the Effective Time (or in the case of a relocation after the date hereof, but prior to the Effective Time, a relocation of the Executive's office more than 50 miles from the Executive's office on the date hereof).

                           The Executive's  right to terminate  employment for
Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                  1.7 Cause. Cause shall mean the occurrence of any one or more of the following:

                  (a) The Executive is convicted of a felony involving moral turpitude; or

                  (b) The Executive engages in conduct or activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                  (c) The Executive persistently fails or refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in
Section 1.6(a); or

                  (d)     The  Executive  embezzles  or  knowingly,  and  with
intent,   misappropriates property of the Company, or unlawfully appropriates any corporate opportunity of the Company.

                  1.8 Annual Award Amount. The average of the two highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                  2. Severance Benefits for an Executive Ineligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Severance Health Benefits. For the thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c)     Split  Dollar.  The  Qualifying   Termination  shall
not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. Severance Benefits for an Executive Eligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b)     Supplemental   Retirement   Benefits.   For  purposes
of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (1).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4.      Code Section 28OG.

                  4.1 Limitations. Notwithstanding Section 2 and 3, in the event that a change in ownership or control (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company occurs and the independent public accountants for the Company (the "Accountants") determine that if the benefits to be provided under Section 2 and 3 (together with any other benefits payable to the Executive under any applicable plan maintained by the Company) were paid to the Executive:

                  (a)     the  Executive  would incur an excise tax under
Section 4999 of Code,  and the Company  would be denied a deduction  under
Section 280G of the Code of all or some of such amounts to be paid to the Executive, and

                  (b) the net after tax benefits to the Executive attributable to payments under Sections 2 and 3 hereof would not be at least $10,000 greater than the net after tax benefits which would accrue to the Executive if the amounts which would otherwise cause the Executive to be subject to this excise tax were not paid, the amounts payable to the Executive pursuant to Section 2 and 3 (or pursuant to such other plans maintained by the Company) shall be reduced so that the amount payable to the Executive hereunder is the greatest amount (as determined by the Accountants) that may be paid by the Company to the Executive without any such amount being subject to an excise tax under Section 4999 or being nondeductible for the Company pursuant to
Section 280G.

                  4.2 Executive's Election. If the amounts to be paid to the Executive are to be reduced under paragraph 4.1 of this Section, the Executive shall be given the opportunity to designate which benefits or payments shall be reduced and in what order of priority.

                  4.3     Later Adjustments.

                  (a) If the Executive receives reduced payments or benefits pursuant to the preceding paragraph, or if it had been determined that no such reduction was required, but it nonetheless is established pursuant to the final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section, the aggregate amount paid to the Executive or for his benefit would result in any amount being treated as an "excess parachute payment" for purposes of Sections 28OG and 4999 of the Code, then an amount equal to the amount that would be an "excess parachute payment" shall be deemed for all purposes a loan to the Executive made on the date of the receipt of such excess amount, which the Executive shall have an obligation to repay to the Company on demand, together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code) from the date of the Executive's receipt of such excess until the date of such repayment.

                  (b) In the event that it is determined for any reason that the amount of "excess parachute payments" are less than originally calculated, the Company shall promptly pay to the Executive the amount necessary so that, after such adjustment, the Executive will have received or be entitled to receive the maximum payments payable under this Section without any of such payments constituting an "excess parachute payment," together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code).

                  5. Termination of Agreement. This Agreement shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the Effective Time. Further, upon the Effective Time, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement shall terminate on the date the Company's Board of Directors decides by formal vote not to proceed with the Merger; provided, however, that in the event a Qualifying Termination occurs prior to such date, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no further performance being possible.

                  6.      Amendment  of  Agreement.   Subject  to  the
provisions of Section 5, this Agreement may not be amended in any manner which has a significant adverse effect on the rights of the Executive without the written consent of the Executive.

Notwithstanding the foregoing, at and after the Effective Time, this Agreement may not be amended in any respect without the written consent of the Executive.

                  7. Construction. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  8. Governing Law. This Agreement shall be governed by the laws of Maryland.

                  9. Successors and Assigns. This Agreement shall be binding upon the Company and any assignee or successor in interest to the Company.

                  10. Indemnification. The Company will pay all reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                  11. Notice. Any notices, requests, demands, or other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                                         BALTIMORE GAS AND ELECTRIC COMPANY



                                         By:  /s/ Jon M. Files
                                              Jon M. Files
                                              Vice President Management Services



                                              /s/ David A. Brune
                                              DAVID A. BRUNE

                               SEVERANCE AGREEMENT


                  This Agreement is made the 6th day of December, 1995, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and HERBERT D. COSS (the "Executive"). For purposes of Sections 1 through 11 of this Agreement the term "Company" shall be deemed to include any successor company.

                  WHEREAS, Potomac Electric Power Company ("PEPCO") and the Company have entered into an Agreement and Plan of Merger dated as of September 22, 1995 (the "Merger Agreement"), whereby PEPCO and the Company will merge into RH Acquisition Corp. ("RH"), with RH as the surviving entity; and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date hereof through the Effective Time (as hereinafter defined) and for the twenty-four month period following the Effective Time in the event the Merger (as hereinafter defined) occurs, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders during such periods when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted during the Merger.

                  NOW, THEREFORE, the parties agree as follows:

                  1.      Definitions.

                  1.1 Merger. The term "Merger" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.2 Effective Time. The term "Effective Time" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.3      Qualifying Termination.

                            (a)     The  occurrence of any one or more of the
following events within twenty-four calendar months after the Effective Time shall constitute a "Qualifying Termination":

                            (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7);

                            (ii) The Executive's resignation for Good Reason (as defined in Section 1.6);

                            (iii) Failure or refusal by a successor company to assume the Company's obligations under this Agreement in its entirety, as required by Section 9 herein; or

                            (iv) Commission by the Company of a material breach of any of the provisions of this Agreement.

                            (b)     A Qualifying  Termination  also shall
include a termination of the Executive's employment, without Cause, from the date hereof, but prior to the Effective Time.

                            (c)     A Qualifying  Termination  shall not include
a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                            1.4     Ineligible  to Retire.  Ineligible  to
Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or
(ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                            1.5     Eligible to Retire.  Eligible  to  Retire,
means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                            1.6     Good  Reason.  Good Reason  means,  without
the  Executive's  express  written consent,  the  occurrence  (i) after the

Effective Time, or (ii) after the date hereof, but prior to the Effective Time, of any one or more of the following:

                            (a)     The  assignment to the  Executive of duties
materially  inconsistent  with the Executive's  authorities,  duties,
responsibilities,   and  status  (including offices,  title and reporting
relationships) as an executive and/or officer of the Company, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect as of ninety days prior to the Effective Time (or, in the case of such an assignment, reduction or alteration after the date hereof, but prior to the Effective Time, ninety days prior to the date hereof), unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive;

                            (b)     A  reduction  by the  Company of the
Executive's base salary in effect at the Effective Time (or in the case of a reduction after the date hereof, but prior to the Effective Time, a reduction by the Company of the Executive's base salary in effect on the date hereof) or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business
conditions,   including  but  not  limited  to  reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company);

                            (c)     The  relocation  of  the  Executive's
office more than 50 miles from the Executive's office at the Effective Time (or in the case of a relocation after the date hereof, but prior to the Effective Time, a relocation of the Executive's office more than 50 miles from the Executive's office on the date hereof).

                           The Executive's  right to terminate  employment for
Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                  1.7 Cause. Cause shall mean the occurrence of any one or more of the following:

                  (a) The Executive is convicted of a felony involving moral turpitude; or

                  (b) The Executive engages in conduct or activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                  (c) The Executive persistently fails or refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in
Section 1.6(a); or

                  (d)     The  Executive  embezzles  or  knowingly,  and  with
intent,   misappropriates property of the Company, or unlawfully appropriates any corporate opportunity of the Company.

                  1.8 Annual Award Amount. The average of the two highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                  2. Severance Benefits for an Executive Ineligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Severance Health Benefits. For the thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c)     Split  Dollar.  The  Qualifying   Termination  shall
not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. Severance Benefits for an Executive Eligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b)     Supplemental   Retirement   Benefits.   For  purposes
of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (1).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4.      Code Section 28OG.

                  4.1 Limitations. Notwithstanding Section 2 and 3, in the event that a change in ownership or control (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company occurs and the independent public accountants for the Company (the "Accountants") determine that if the benefits to be provided under Section 2 and 3 (together with any other benefits payable to the Executive under any applicable plan maintained by the Company) were paid to the Executive:

                  (a)     the  Executive  would incur an excise tax under
Section 4999 of Code,  and the Company  would be denied a deduction  under
Section 280G of the Code of all or some of such amounts to be paid to the Executive, and

                  (b) the net after tax benefits to the Executive attributable to payments under Sections 2 and 3 hereof would not be at least $10,000 greater than the net after tax benefits which would accrue to the Executive if the amounts which would otherwise cause the Executive to be subject to this excise tax were not paid, the amounts payable to the Executive pursuant to Section 2 and 3 (or pursuant to such other plans maintained by the Company) shall be reduced so that the amount payable to the Executive hereunder is the greatest amount (as determined by the Accountants) that may be paid by the Company to the Executive without any such amount being subject to an excise tax under Section 4999 or being nondeductible for the Company pursuant to
Section 280G.

                  4.2 Executive's Election. If the amounts to be paid to the Executive are to be reduced under paragraph 4.1 of this Section, the Executive shall be given the opportunity to designate which benefits or payments shall be reduced and in what order of priority.

                  4.3     Later Adjustments.

                  (a) If the Executive receives reduced payments or benefits pursuant to the preceding paragraph, or if it had been determined that no such reduction was required, but it nonetheless is established pursuant to the final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section, the aggregate amount paid to the Executive or for his benefit would result in any amount being treated as an "excess parachute payment" for purposes of Sections 28OG and 4999 of the Code, then an amount equal to the amount that would be an "excess parachute payment" shall be deemed for all purposes a loan to the Executive made on the date of the receipt of such excess amount, which the Executive shall have an obligation to repay to the Company on demand, together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code) from the date of the Executive's receipt of such excess until the date of such repayment.

                  (b) In the event that it is determined for any reason that the amount of "excess parachute payments" are less than originally calculated, the Company shall promptly pay to the Executive the amount necessary so that, after such adjustment, the Executive will have received or be entitled to receive the maximum payments payable under this Section without any of such payments constituting an "excess parachute payment," together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code).

                  5. Termination of Agreement. This Agreement shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the Effective Time. Further, upon the Effective Time, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement shall terminate on the date the Company's Board of Directors decides by formal vote not to proceed with the Merger; provided, however, that in the event a Qualifying Termination occurs prior to such date, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no further performance being possible.

                  6.      Amendment  of  Agreement.   Subject  to  the
provisions of Section 5, this Agreement may not be amended in any manner which has a significant adverse effect on the rights of the Executive without the written consent of the Executive.

Notwithstanding the foregoing, at and after the Effective Time, this Agreement may not be amended in any respect without the written consent of the Executive.

                  7. Construction. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  8. Governing Law. This Agreement shall be governed by the laws of Maryland.

                  9. Successors and Assigns. This Agreement shall be binding upon the Company and any assignee or successor in interest to the Company.

                  10. Indemnification. The Company will pay all reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                  11. Notice. Any notices, requests, demands, or other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                                         BALTIMORE GAS AND ELECTRIC COMPANY



                                         By:  /s/ Jon M. Files
                                              Jon M. Files
                                              Vice President Management Services



                                              /s/ Herbert D. Coss
                                              HERBERT D. COSS

                               SEVERANCE AGREEMENT


                  This Agreement is made the 6th day of December, 1995, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and GEORGE C. CREEL (the "Executive"). For purposes of Sections 1 through 11 of this Agreement the term "Company" shall be deemed to include any successor company.

                  WHEREAS, Potomac Electric Power Company ("PEPCO") and the Company have entered into an Agreement and Plan of Merger dated as of September 22, 1995 (the "Merger Agreement"), whereby PEPCO and the Company will merge into RH Acquisition Corp. ("RH"), with RH as the surviving entity; and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date hereof through the Effective Time (as hereinafter defined) and for the twenty-four month period following the Effective Time in the event the Merger (as hereinafter defined) occurs, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders during such periods when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted during the Merger.

                  NOW, THEREFORE, the parties agree as follows:

                  1.      Definitions.

                  1.1 Merger. The term "Merger" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.2 Effective Time. The term "Effective Time" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.3     Qualifying Termination.

                            (a)   The  occurrence of any one or more of the
following events within twenty-four calendar months after the Effective Time shall constitute a "Qualifying Termination":

                            (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7);

                            (ii) The Executive's resignation for Good Reason (as defined in Section 1.6);

                            (iii) Failure or refusal by a successor company to assume the Company's obligations under this Agreement in its entirety, as required by Section 9 herein; or

                            (iv) Commission by the Company of a material breach of any of the provisions of this Agreement.

                            (b)   A Qualifying  Termination  also shall include
a termination of the Executive's employment, without Cause, from the date hereof, but prior to the Effective Time.

                            (c)   A Qualifying  Termination  shall not include a
termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                            1.4   Ineligible  to Retire.  Ineligible  to Retire,
means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                            1.5   Eligible to Retire.  Eligible  to  Retire,
means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                            1.6   Good  Reason.  Good Reason  means,  without
the  Executive's  express  written consent,  the  occurrence  (i) after the

Effective Time, or (ii) after the date hereof, but prior to the Effective Time, of any one or more of the following:

                            (a)     The  assignment to the  Executive of duties
materially  inconsistent  with the Executive's  authorities,  duties,
responsibilities,   and  status  (including offices,  title and reporting
relationships) as an executive and/or officer of the Company, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect as of ninety days prior to the Effective Time (or, in the case of such an assignment, reduction or alteration after the date hereof, but prior to the Effective Time, ninety days prior to the date hereof), unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive;

                            (b)     A  reduction  by the  Company of the
Executive's base salary in effect at the Effective Time (or in the case of a reduction after the date hereof, but prior to the Effective Time, a reduction by the Company of the Executive's base salary in effect on the date hereof) or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business
conditions,   including  but  not  limited  to  reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company);

                            (c)     The  relocation  of  the  Executive's
office more than 50 miles from the Executive's office at the Effective Time (or in the case of a relocation after the date hereof, but prior to the Effective Time, a relocation of the Executive's office more than 50 miles from the Executive's office on the date hereof).

                           The Executive's  right to terminate  employment for
Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                  1.7 Cause. Cause shall mean the occurrence of any one or more of the following:

                  (a) The Executive is convicted of a felony involving moral turpitude; or

                  (b) The Executive engages in conduct or activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                  (c) The Executive persistently fails or refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in
Section 1.6(a); or

                  (d)     The  Executive  embezzles  or  knowingly,  and  with
intent,   misappropriates property of the Company, or unlawfully appropriates any corporate opportunity of the Company.

                  1.8 Annual Award Amount. The average of the two highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                  2. Severance Benefits for an Executive Ineligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Severance Health Benefits. For the thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c) Split Dollar. The Qualifying Termination shall not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. Severance Benefits for an Executive Eligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Supplemental Retirement Benefits. For purposes of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (1).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4.   Code Section 28OG.

                  4.1 Limitations. Notwithstanding Section 2 and 3, in the event that a change in ownership or control (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company occurs and the independent public accountants for the Company (the "Accountants") determine that if the benefits to be provided under Section 2 and 3 (together with any other benefits payable to the Executive under any applicable plan maintained by the Company) were paid to the Executive:

                  (a) the Executive would incur an excise tax under Section 4999 of Code, and the Company would be denied a deduction under Section
280G of the Code of all or some of such amounts to be paid to the Executive, and

                  (b) the net after tax benefits to the Executive attributable to payments under Sections 2 and 3 hereof would not be at least $10,000 greater than the net after tax benefits which would accrue to the Executive if the amounts which would otherwise cause the Executive to be subject to this excise tax were not paid, the amounts payable to the Executive pursuant to Section 2 and 3 (or pursuant to such other plans maintained by the Company) shall be reduced so that the amount payable to the Executive hereunder is the greatest amount (as determined by the Accountants) that may be paid by the Company to the Executive without any such amount being subject to an excise tax under Section 4999 or being nondeductible for the Company pursuant to
Section 280G.

                  4.2 Executive's Election. If the amounts to be paid to the Executive are to be reduced under paragraph 4.1 of this Section, the Executive shall be given the opportunity to designate which benefits or payments shall be reduced and in what order of priority.

                  4.3  Later Adjustments.

                  (a) If the Executive receives reduced payments or benefits pursuant to the preceding paragraph, or if it had been determined that no such reduction was required, but it nonetheless is established pursuant to the final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section, the aggregate amount paid to the Executive or for his benefit would result in any amount being treated as an "excess parachute payment" for purposes of Sections 28OG and 4999 of the Code, then an amount equal to the amount that would be an "excess parachute payment" shall be deemed for all purposes a loan to the Executive made on the date of the receipt of such excess amount, which the Executive shall have an obligation to repay to the Company on demand, together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code) from the date of the Executive's receipt of such excess until the date of such repayment.

                            (b)     In the event that it is  determined  for any
reason that the amount of "excess parachute payments" are less than originally calculated, the Company shall promptly pay to the Executive the amount necessary so that, after such adjustment, the Executive will have received or be entitled to receive the maximum payments payable under this Section without any of such payments constituting an "excess parachute payment," together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code).

                            5.      Termination of Agreement.  This Agreement
shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the Effective Time. Further, upon the Effective Time, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement shall terminate on the date the Company's Board of Directors decides by formal vote not to proceed with the Merger; provided, however, that in the event a Qualifying Termination occurs prior to such date, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no further performance being possible.

                            6.      Amendment  of  Agreement.   Subject  to  the
provisions of Section 5, this Agreement may not be amended in any manner which has a significant adverse effect on the rights of the Executive without the written consent of the Executive.

Notwithstanding the foregoing, at and after the Effective Time, this Agreement may not be amended in any respect without the written consent of the Executive.

                            7.      Construction.  Wherever any words are used
herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                            8.      Governing Law.  This Agreement shall be
governed by the laws of Maryland.

                            9.      Successors and Assigns.  This  Agreement
shall be binding upon the Company and any assignee or successor in interest to the Company.

                            10.     Indemnification.  The Company will pay all
reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                            11.     Notice. Any notices,  requests,  demands, or
other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                                         BALTIMORE GAS AND ELECTRIC COMPANY



                                         By:  /s/ Jon M. Files
                                              Jon M. Files
                                              Vice President Management Services

                                              /s/ George C. Creel
                                              GEORGE C. CREEL

                               SEVERANCE AGREEMENT


                  This Agreement is made the 31st day of December, 1995, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and CHARLES H. CRUSE (the "Executive"). For purposes of Sections 1 through 11 of this Agreement the term "Company" shall be deemed to include any successor company.

                  WHEREAS, Potomac Electric Power Company ("PEPCO") and the Company have entered into an Agreement and Plan of Merger dated as of September 22, 1995 (the "Merger Agreement"), whereby PEPCO and the Company will merge into RH Acquisition Corp. ("RH"), with RH as the surviving entity; and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date hereof through the Effective Time (as hereinafter defined) and for the twenty-four month period following the Effective Time in the event the Merger (as hereinafter defined) occurs, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders during such periods when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted during the Merger.

                  NOW, THEREFORE, the parties agree as follows:

                  1.       Definitions.

                  1.1 Merger. The term "Merger" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.2 Effective Time. The term "Effective Time" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.3      Qualifying Termination.

                            (a)    The  occurrence of any one or more of the
following events within twenty-four calendar months after the Effective Time shall constitute a "Qualifying Termination":

                            (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7);

                            (ii) The Executive's resignation for Good Reason (as defined in Section 1.6);

                            (iii) Failure or refusal by a successor company to assume the Company's obligations under this Agreement in its entirety, as required by Section 9 herein; or

                            (iv) Commission by the Company of a material breach of any of the provisions of this Agreement.

                            (b)    A Qualifying  Termination  also shall include
a termination of the Executive's employment, without Cause, from the date hereof, but prior to the Effective Time.

                            (c)    A Qualifying  Termination  shall not include
a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                            1.4    Ineligible  to Retire.  Ineligible  to
Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or
(ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                            1.5    Eligible to Retire.  Eligible  to  Retire,
means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                            1.6    Good  Reason.  Good Reason  means,  without
the  Executive's  express  written consent,  the  occurrence  (i) after the

Effective Time, or (ii) after the date hereof, but prior to the Effective Time, of any one or more of the following:

                            (a)     The  assignment to the  Executive of duties
materially  inconsistent  with the Executive's  authorities,  duties,
responsibilities,   and  status  (including offices,  title and reporting
relationships) as an executive and/or officer of the Company, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect as of ninety days prior to the Effective Time (or, in the case of such an assignment, reduction or alteration after the date hereof, but prior to the Effective Time, ninety days prior to the date hereof), unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive;

                            (b)     A  reduction  by the  Company of the
Executive's base salary in effect at the Effective Time (or in the case of a reduction after the date hereof, but prior to the Effective Time, a reduction by the Company of the Executive's base salary in effect on the date hereof) or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business
conditions,   including  but  not  limited  to  reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company);

                            (c)     The  relocation  of  the  Executive's
office more than 50 miles from the Executive's office at the Effective Time (or in the case of a relocation after the date hereof, but prior to the Effective Time, a relocation of the Executive's office more than 50 miles from the Executive's office on the date hereof).

                           The Executive's  right to terminate  employment for
Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                            1.7     Cause.  Cause shall mean the occurrence of
any one or more of the following:

                            (a)     The Executive is convicted of a felony
involving moral turpitude; or

                            (b)     The Executive  engages in conduct or
activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                            (c)     The  Executive  persistently  fails or
refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in Section 1.6(a); or

                            (d)     The  Executive  embezzles  or  knowingly,
and  with  intent,   misappropriates property of the Company, or unlawfully
appropriates any corporate opportunity of the Company.

                            1.8     Annual Award Amount. The average of the two
highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                            2.      Severance Benefits for an Executive
Ineligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                            (a)     Severance Payment:  The Company shall pay to
the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                            (b)     Severance Health Benefits. For the
thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c) Split Dollar. The Qualifying Termination shall not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. Severance Benefits for an Executive Eligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Supplemental Retirement Benefits. For purposes of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (1).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4.      Code Section 28OG.

                  4.1 Limitations. Notwithstanding Section 2 and 3, in the event that a change in ownership or control (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company occurs and the independent public accountants for the Company (the "Accountants") determine that if the benefits to be provided under Section 2 and 3 (together with any other benefits payable to the Executive under any applicable plan maintained by the Company) were paid to the Executive:

                  (a)     the  Executive  would incur an excise tax under
Section 4999 of Code,  and the Company  would be denied a deduction  under
Section 280G of the Code of all or some of such amounts to be paid to the Executive, and

                  (b) the net after tax benefits to the Executive attributable to payments under Sections 2 and 3 hereof would not be at least $10,000 greater than the net after tax benefits which would accrue to the Executive if the amounts which would otherwise cause the Executive to be subject to this excise tax were not paid, the amounts payable to the Executive pursuant to Section 2 and 3 (or pursuant to such other plans maintained by the Company) shall be reduced so that the amount payable to the Executive hereunder is the greatest amount (as determined by the Accountants) that may be paid by the Company to the Executive without any such amount being subject to an excise tax under Section 4999 or being nondeductible for the Company pursuant to
Section 280G.

                  4.2 Executive's Election. If the amounts to be paid to the Executive are to be reduced under paragraph 4.1 of this Section, the Executive shall be given the opportunity to designate which benefits or payments shall be reduced and in what order of priority.

                  4.3     Later Adjustments.

                  (a) If the Executive receives reduced payments or benefits pursuant to the preceding paragraph, or if it had been determined that no such reduction was required, but it nonetheless is established pursuant to the final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section, the aggregate amount paid to the Executive or for his benefit would result in any amount being treated as an "excess parachute payment" for purposes of Sections 28OG and 4999 of the Code, then an amount equal to the amount that would be an "excess parachute payment" shall be deemed for all purposes a loan to the Executive made on the date of the receipt of such excess amount, which the Executive shall have an obligation to repay to the Company on demand, together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code) from the date of the Executive's receipt of such excess until the date of such repayment.

                            (b)     In the event that it is  determined  for any
reason that the amount of "excess parachute payments" are less than originally calculated, the Company shall promptly pay to the Executive the amount necessary so that, after such adjustment, the Executive will have received or be entitled to receive the maximum payments payable under this Section without any of such payments constituting an "excess parachute payment," together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code).

                            5.      Termination of Agreement.  This Agreement
shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the Effective Time. Further, upon the Effective Time, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement shall terminate on the date the Company's Board of Directors decides by formal vote not to proceed with the Merger; provided, however, that in the event a Qualifying Termination occurs prior to such date, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no further performance being possible.

                            6.      Amendment  of  Agreement.  Subject  to the
provisions of Section 5, this Agreement may not be amended in any manner which has a significant adverse effect on the rights of the Executive without the written consent of the Executive.

Notwithstanding the foregoing, at and after the Effective Time, this Agreement may not be amended in any respect without the written consent of the Executive.

                            7.      Construction.  Wherever any words are used
herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                            8.      Governing Law.  This Agreement shall be
governed by the laws of Maryland.

                            9.      Successors and Assigns.  This  Agreement
shall be binding upon the Company and any assignee or successor in interest to the Company.

                            10.     Indemnification.  The Company will pay all
reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                            11.     Notice. Any notices,  requests,  demands, or
other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                                         BALTIMORE GAS AND ELECTRIC COMPANY



                                         By:  /s/ Jon M. Files
                                              Jon M. Files
                                              Vice President Management Services


                                              /s/ Charles H. Cruse
                                              CHARLES H. CRUSE

                               SEVERANCE AGREEMENT


                  This Agreement is made the 6th day of December, 1995, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and ROBERT E. DENTON (the "Executive"). For purposes of Sections 1 through 11 of this Agreement the term "Company" shall be deemed to include any successor company.

                  WHEREAS, Potomac Electric Power Company ("PEPCO") and the Company have entered into an Agreement and Plan of Merger dated as of September 22, 1995 (the "Merger Agreement"), whereby PEPCO and the Company will merge into RH Acquisition Corp. ("RH"), with RH as the surviving entity; and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date hereof through the Effective Time (as hereinafter defined) and for the twenty-four month period following the Effective Time in the event the Merger (as hereinafter defined) occurs, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders during such periods when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted during the Merger.

                  NOW, THEREFORE, the parties agree as follows:

                  1.       Definitions.

                  1.1 Merger. The term "Merger" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.2 Effective Time. The term "Effective Time" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.3      Qualifying Termination.

                            (a)    The  occurrence of any one or more of the
following events within twenty-four calendar months after the Effective Time shall constitute a "Qualifying Termination":

                            (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7);

                            (ii) The Executive's resignation for Good Reason (as defined in Section 1.6);

                            (iii) Failure or refusal by a successor company to assume the Company's obligations under this Agreement in its entirety, as required by Section 9 herein; or

                            (iv) Commission by the Company of a material breach of any of the provisions of this Agreement.

                            (b)    A Qualifying  Termination  also shall include
a termination of the Executive's employment, without Cause, from the date hereof, but prior to the Effective Time.

                            (c)    A Qualifying  Termination  shall not include
a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                            1.4    Ineligible  to Retire.  Ineligible  to
Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or
(ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                            1.5    Eligible to Retire.   Eligible  to  Retire,
means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                            1.6    Good  Reason.  Good Reason  means,  without
the  Executive's  express  written consent,  the  occurrence  (i) after the

Effective Time, or (ii) after the date hereof, but prior to the Effective Time, of any one or more of the following:

                            (a)     The  assignment to the  Executive of duties
materially  inconsistent  with the Executive's  authorities,  duties,
responsibilities,   and  status  (including offices,  title and reporting
relationships) as an executive and/or officer of the Company, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect as of ninety days prior to the Effective Time (or, in the case of such an assignment, reduction or alteration after the date hereof, but prior to the Effective Time, ninety days prior to the date hereof), unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive;

                            (b)     A  reduction  by the  Company of the
Executive's base salary in effect at the Effective Time (or in the case of a reduction after the date hereof, but prior to the Effective Time, a reduction by the Company of the Executive's base salary in effect on the date hereof) or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business
conditions,   including  but  not  limited  to  reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company);

                            (c)     The  relocation  of  the  Executive's
office more than 50 miles from the Executive's office at the Effective Time (or in the case of a relocation after the date hereof, but prior to the Effective Time, a relocation of the Executive's office more than 50 miles from the Executive's office on the date hereof).

                           The Executive's  right to terminate  employment for
Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                            1.7     Cause.  Cause shall mean the occurrence of
any one or more of the following:

                            (a)     The Executive is convicted of a felony
involving moral turpitude; or

                            (b)     The Executive  engages in conduct or
activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                            (c)     The  Executive  persistently  fails or
refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in Section 1.6(a); or

                            (d)     The  Executive  embezzles  or  knowingly,
and  with  intent,   misappropriates property of the Company, or unlawfully
appropriates any corporate opportunity of the Company.

                            1.8     Annual Award Amount.  The average of the two
highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                            2.      Severance Benefits for an Executive
Ineligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                            (a)    Severance Payment:  The Company shall pay to
the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                            (b)    Severance Health Benefits. For the thirty-six
month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c) Split Dollar. The Qualifying Termination shall not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. Severance Benefits for an Executive Eligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Supplemental Retirement Benefits. For purposes of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (1).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                            4       Code Section 28OG.

                            4.1     Limitations.  Notwithstanding  Section 2 and
3, in the event that a change in ownership or control (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company occurs and the independent public accountants for the Company (the "Accountants") determine that if the benefits to be provided under Section 2 and 3 (together with any other benefits payable to the Executive under any applicable plan maintained by the Company) were paid to the Executive:

                            (a)     the  Executive  would incur an excise tax
under  Section 4999 of Code,  and the Company  would be denied a deduction under
Section 280G of the Code of all or some of such amounts to be paid to the Executive, and

                            (b)     the net after tax  benefits to the Executive
attributable to payments under Sections 2 and 3 hereof would not be at least $10,000 greater than the net after tax benefits which would accrue to the Executive if the amounts which would otherwise cause the Executive to be subject to this excise tax were not paid, the amounts payable to the Executive pursuant to Section 2 and 3 (or pursuant to such other plans maintained by the Company) shall be reduced so that the amount payable to the Executive hereunder is the greatest amount (as determined by the Accountants) that may be paid by the Company to the Executive without any such amount being subject to an excise tax under Section 4999 or being nondeductible for the Company pursuant to
Section 280G.

                            4.2     Executive's  Election.  If the  amounts to
be paid to the Executive are to be reduced under paragraph 4.1 of this Section, the Executive shall be given the opportunity to designate which benefits or payments shall be reduced and in what order of priority.

                            4.3     Later Adjustments.

                            (a)     If  the  Executive  receives  reduced
payments or benefits pursuant to the preceding paragraph, or if it had been determined that no such reduction was required, but it nonetheless is established pursuant to the final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section, the aggregate amount paid to the Executive or for his benefit would result in any amount being treated as an "excess parachute payment" for purposes of Sections 28OG and 4999 of the Code, then an amount equal to the amount that would be an "excess parachute payment" shall be deemed for all purposes a loan to the Executive made on the date of the receipt of such excess amount, which the Executive shall have an obligation to repay to the Company on demand, together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code) from the date of the Executive's receipt of such excess until the date of such repayment.

                            (b)     In the event that it is  determined  for any
reason that the amount of "excess parachute payments" are less than originally calculated, the Company shall promptly pay to the Executive the amount necessary so that, after such adjustment, the Executive will have received or be entitled to receive the maximum payments payable under this Section without any of such payments constituting an "excess parachute payment," together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code).

                            5.      Termination of Agreement.  This Agreement
shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the Effective Time. Further, upon the Effective Time, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement shall terminate on the date the Company's Board of Directors decides by formal vote not to proceed with the Merger; provided, however, that in the event a Qualifying Termination occurs prior to such date, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no further performance being possible.

                            6.      Amendment  of  Agreement.   Subject  to  the
provisions of Section 5, this Agreement may not be amended in any manner which has a significant adverse effect on the rights of the Executive without the written consent of the Executive.

Notwithstanding the foregoing, at and after the Effective Time, this Agreement may not be amended in any respect without the written consent of the Executive.

                            7.      Construction.  Wherever any words are used
herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                            8.      Governing Law.  This Agreement shall be
governed by the laws of Maryland.

                            9.      Successors and Assigns.  This  Agreement
shall be binding upon the Company and any assignee or successor in interest to the Company.

                            10.     Indemnification.  The Company will pay all
reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                            11.     Notice. Any notices,  requests,  demands, or
other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                                         BALTIMORE GAS AND ELECTRIC COMPANY



                                         By:  /s/ Jon M. Files
                                              Jon M. Files
                                              Vice President Management Services



                                              /s/ Robert E. Denton
                                              ROBERT E. DENTON

                               SEVERANCE AGREEMENT


                  This Agreement is made the 6th day of December, 1995, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and CARSERLO DOYLE (the "Executive"). For purposes of Sections 1 through 11 of this Agreement the term "Company" shall be deemed to include any successor company.

                  WHEREAS, Potomac Electric Power Company ("PEPCO") and the Company have entered into an Agreement and Plan of Merger dated as of September 22, 1995 (the "Merger Agreement"), whereby PEPCO and the Company will merge into RH Acquisition Corp. ("RH"), with RH as the surviving entity; and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date hereof through the Effective Time (as hereinafter defined) and for the twenty-four month period following the Effective Time in the event the Merger (as hereinafter defined) occurs, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders during such periods when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted during the Merger.

                  NOW, THEREFORE, the parties agree as follows:

                  1.       Definitions.

                  1.1 Merger. The term "Merger" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.2 Effective Time. The term "Effective Time" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.3      Qualifying Termination.

                  (a) The occurrence of any one or more of the following events within twenty-four calendar months after the Effective Time shall constitute a "Qualifying Termination":

                  (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7);

                  (ii) The Executive's resignation for Good Reason (as defined in Section 1.6);

                  (iii) Failure or refusal by a successor company to assume the Company's obligations under this Agreement in its entirety, as required by Section 9 herein; or

                  (iv) Commission by the Company of a material breach of any of the provisions of this Agreement.

                  (b) A Qualifying Termination also shall include a termination of the Executive's employment, without Cause, from the date hereof, but prior to the Effective Time.

                  (c) A Qualifying Termination shall not include a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                  1.4 Ineligible to Retire. Ineligible to Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.5 Eligible to Retire. Eligible to Retire, means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.6 Good Reason. Good Reason means, without the Executive's express written consent, the occurrence (i) after the

Effective Time, or (ii) after the date hereof, but prior to the Effective Time, of any one or more of the following:

                  (a) The assignment to the Executive of duties materially inconsistent with the Executive's authorities, duties,
responsibilities,   and  status  (including offices,  title and reporting
relationships) as an executive and/or officer of the Company, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect as of ninety days prior to the Effective Time (or, in the case of such an assignment, reduction or alteration after the date hereof, but prior to the Effective Time, ninety days prior to the date hereof), unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive;

                  (b) A reduction by the Company of the Executive's base salary in effect at the Effective Time (or in the case of a reduction after the date hereof, but prior to the Effective Time, a reduction by the Company of the Executive's base salary in effect on the date hereof) or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business
conditions,   including  but  not  limited  to  reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company);

                  (c) The relocation of the Executive's office more than 50 miles from the Executive's office at the Effective Time (or in the case of a relocation after the date hereof, but prior to the Effective Time, a relocation of the Executive's office more than 50 miles from the Executive's office on the date hereof).

                  The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                  1.7 Cause. Cause shall mean the occurrence of any one or more of the following:

                  (a) The Executive is convicted of a felony involving moral turpitude; or

                  (b) The Executive engages in conduct or activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                  (c) The Executive persistently fails or refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in
Section 1.6(a); or

                  (d)     The  Executive  embezzles  or  knowingly,  and  with
intent,   misappropriates property of the Company, or unlawfully appropriates any corporate opportunity of the Company.

                  1.8 Annual Award Amount. The average of the two highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                  2. Severance Benefits for an Executive Ineligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Severance Health Benefits. For the thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c)     Split  Dollar.  The  Qualifying   Termination  shall
not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. Severance Benefits for an Executive Eligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b)      Supplemental   Retirement   Benefits.   For  purposes
of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (1).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                            4.      Code Section 28OG.

                            4.1     Limitations.  Notwithstanding  Section 2 and
3, in the event that a change in ownership or control (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company occurs and the independent public accountants for the Company (the "Accountants") determine that if the benefits to be provided under Section 2 and 3 (together with any other benefits payable to the Executive under any applicable plan maintained by the Company) were paid to the Executive:

                            (a)     the  Executive  would incur an excise tax
under  Section 4999 of Code,  and the Company  would be denied a deduction under
Section 280G of the Code of all or some of such amounts to be paid to the Executive, and

                            (b)     the net after tax  benefits to the Executive
attributable to payments under Sections 2 and 3 hereof would not be at least $10,000 greater than the net after tax benefits which would accrue to the Executive if the amounts which would otherwise cause the Executive to be subject to this excise tax were not paid, the amounts payable to the Executive pursuant to Section 2 and 3 (or pursuant to such other plans maintained by the Company) shall be reduced so that the amount payable to the Executive hereunder is the greatest amount (as determined by the Accountants) that may be paid by the Company to the Executive without any such amount being subject to an excise tax under Section 4999 or being nondeductible for the Company pursuant to
Section 280G.

                            4.2     Executive's  Election.  If the  amounts to
be paid to the Executive are to be reduced under paragraph 4.1 of this Section, the Executive shall be given the opportunity to designate which benefits or payments shall be reduced and in what order of priority.

                            4.3     Later Adjustments.

                            (a)     If  the  Executive  receives  reduced
payments or benefits pursuant to the preceding paragraph, or if it had been determined that no such reduction was required, but it nonetheless is established pursuant to the final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section, the aggregate amount paid to the Executive or for his benefit would result in any amount being treated as an "excess parachute payment" for purposes of Sections 28OG and 4999 of the Code, then an amount equal to the amount that would be an "excess parachute payment" shall be deemed for all purposes a loan to the Executive made on the date of the receipt of such excess amount, which the Executive shall have an obligation to repay to the Company on demand, together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code) from the date of the Executive's receipt of such excess until the date of such repayment.

                            (b)     In the event that it is  determined  for any
reason that the amount of "excess parachute payments" are less than originally calculated, the Company shall promptly pay to the Executive the amount necessary so that, after such adjustment, the Executive will have received or be entitled to receive the maximum payments payable under this Section without any of such payments constituting an "excess parachute payment," together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code).

                            5.      Termination of Agreement.  This Agreement
shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the Effective Time. Further, upon the Effective Time, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement shall terminate on the date the Company's Board of Directors decides by formal vote not to proceed with the Merger; provided, however, that in the event a Qualifying Termination occurs prior to such date, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no further performance being possible.

                            6.      Amendment  of  Agreement.   Subject  to  the
provisions of Section 5, this Agreement may not be amended in any manner which has a significant adverse effect on the rights of the Executive without the written consent of the Executive.

Notwithstanding the foregoing, at and after the Effective Time, this Agreement may not be amended in any respect without the written consent of the Executive.

                            7.      Construction.  Wherever any words are used
herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                            8.      Governing Law.  This Agreement shall be
governed by the laws of Maryland.

                            9.      Successors and Assigns.  This  Agreement
shall be binding upon the Company and any assignee or successor in interest to the Company.

                            10.     Indemnification.  The Company will pay all
reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                            11.     Notice. Any notices,  requests,  demands, or
other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                                         BALTIMORE GAS AND ELECTRIC COMPANY



                                         By:  /s/ Jon M. Files
                                              Jon M. Files
                                              Vice President Management Services



                                              /s/ Carserlo Doyle
                                              CARSERLO DOYLE

                               SEVERANCE AGREEMENT


                  This Agreement is made the 6th day of December, 1995, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and JON M. FILES (the "Executive"). For purposes of Sections 1 through 11 of this Agreement the term "Company" shall be deemed to include any successor company.

                  WHEREAS, Potomac Electric Power Company ("PEPCO") and the Company have entered into an Agreement and Plan of Merger dated as of September 22, 1995 (the "Merger Agreement"), whereby PEPCO and the Company will merge into RH Acquisition Corp. ("RH"), with RH as the surviving entity; and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date hereof through the Effective Time (as hereinafter defined) and for the twenty-four month period following the Effective Time in the event the Merger (as hereinafter defined) occurs, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders during such periods when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted during the Merger.

                  NOW, THEREFORE, the parties agree as follows:

                  1.       Definitions.

                  1.1 Merger. The term "Merger" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.2 Effective Time. The term "Effective Time" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.3      Qualifying Termination.

                            (a)    The  occurrence of any one or more of the
following events within twenty-four calendar months after the Effective Time shall constitute a "Qualifying Termination":

                            (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7);

                            (ii) The Executive's resignation for Good Reason (as defined in Section 1.6);

                            (iii) Failure or refusal by a successor company to assume the Company's obligations under this Agreement in its entirety, as required by Section 9 herein; or

                            (iv) Commission by the Company of a material breach of any of the provisions of this Agreement.

                            (b)    A Qualifying  Termination  also shall include
a termination of the Executive's employment, without Cause, from the date hereof, but prior to the Effective Time.

                            (c)    A Qualifying  Termination  shall not include
a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                            1.4    Ineligible  to Retire.  Ineligible  to
Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or
(ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                            1.5    Eligible to Retire.        Eligible  to
Retire, means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or
(ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                            1.6    Good  Reason.  Good Reason  means,  without
the  Executive's  express  written consent,  the  occurrence  (i) after the

Effective Time, or (ii) after the date hereof, but prior to the Effective Time, of any one or more of the following:

                            (a)     The  assignment to the  Executive of duties
materially  inconsistent  with the Executive's  authorities,  duties,
responsibilities,   and  status  (including offices,  title and reporting
relationships) as an executive and/or officer of the Company, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect as of ninety days prior to the Effective Time (or, in the case of such an assignment, reduction or alteration after the date hereof, but prior to the Effective Time, ninety days prior to the date hereof), unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive;

                            (b)     A  reduction  by the  Company of the
Executive's base salary in effect at the Effective Time (or in the case of a reduction after the date hereof, but prior to the Effective Time, a reduction by the Company of the Executive's base salary in effect on the date hereof) or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business
conditions,   including  but  not  limited  to  reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company);

                            (c)     The  relocation  of  the  Executive's
office more than 50 miles from the Executive's office at the Effective Time (or in the case of a relocation after the date hereof, but prior to the Effective Time, a relocation of the Executive's office more than 50 miles from the Executive's office on the date hereof).

                           The Executive's  right to terminate  employment for
Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                            1.7     Cause.  Cause shall mean the occurrence of
any one or more of the following:

                            (a)     The Executive is convicted of a felony
involving moral turpitude; or

                            (b)     The Executive  engages in conduct or
activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                            (c)     The  Executive  persistently  fails or
refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in Section 1.6(a); or

                            (d)     The  Executive  embezzles  or  knowingly,
and  with  intent,   misappropriates property of the Company, or unlawfully
appropriates any corporate opportunity of the Company.

                            1.8     Annual Award Amount.  The average of the two
highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                            2.      Severance Benefits for an Executive
Ineligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                            (a)     Severance Payment:  The Company shall pay to
the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                            (b)     Severance Health Benefits. For the
thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c) Split Dollar. The Qualifying Termination shall not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. Severance Benefits for an Executive Eligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Supplemental Retirement Benefits. For purposes of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (1).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                            4.      Code Section 28OG.

                            4.1     Limitations.  Notwithstanding  Section 2 and
3, in the event that a change in ownership or control (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company occurs and the independent public accountants for the Company (the "Accountants") determine that if the benefits to be provided under Section 2 and 3 (together with any other benefits payable to the Executive under any applicable plan maintained by the Company) were paid to the Executive:

                            (a)     the  Executive  would incur an excise tax
under Section 4999 of Code, and the Company would be denied a deduction under Section 280G of the Code of all or some of such amounts to be paid to the Executive, and

                            (b)     the net after tax  benefits to the Executive
attributable to payments under Sections 2 and 3 hereof would not be at least $10,000 greater than the net after tax benefits which would accrue to the Executive if the amounts which would otherwise cause the Executive to be subject to this excise tax were not paid, the amounts payable to the Executive pursuant to Section 2 and 3 (or pursuant to such other plans maintained by the Company) shall be reduced so that the amount payable to the Executive hereunder is the greatest amount (as determined by the Accountants) that may be paid by the Company to the Executive without any such amount being subject to an excise tax under Section 4999 or being nondeductible for the Company pursuant to
Section 280G.

                             4.2    Executive's  Election.  If the  amounts to
be paid to the Executive are to be reduced under paragraph 4.1 of this Section, the Executive shall be given the opportunity to designate which benefits or payments shall be reduced and in what order of priority.

                             4.3    Later Adjustments.

                             (a)    If  the  Executive  receives  reduced
payments or benefits pursuant to the preceding paragraph, or if it had been determined that no such reduction was required, but it nonetheless is established pursuant to the final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section, the aggregate amount paid to the Executive or for his benefit would result in any amount being treated as an "excess parachute payment" for purposes of Sections 28OG and 4999 of the Code, then an amount equal to the amount that would be an "excess parachute payment" shall be deemed for all purposes a loan to the Executive made on the date of the receipt of such excess amount, which the Executive shall have an obligation to repay to the Company on demand, together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code) from the date of the Executive's receipt of such excess until the date of such repayment.

                            (b)     In the event that it is  determined  for any
reason that the amount of "excess parachute payments" are less than originally calculated, the Company shall promptly pay to the Executive the amount necessary so that, after such adjustment, the Executive will have received or be entitled to receive the maximum payments payable under this Section without any of such payments constituting an "excess parachute payment," together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code).

                            5.      Termination of Agreement.  This Agreement
shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the Effective Time. Further, upon the Effective Time, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement shall terminate on the date the Company's Board of Directors decides by formal vote not to proceed with the Merger; provided, however, that in the event a Qualifying Termination occurs prior to such date, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no further performance being possible.

                            6.      Amendment  of  Agreement.   Subject  to  the
provisions of Section 5, this Agreement may not be amended in any manner which has a significant adverse effect on the rights of the Executive without the written consent of the Executive.

Notwithstanding the foregoing, at and after the Effective Time, this Agreement may not be amended in any respect without the written consent of the Executive.

                            7.      Construction.  Wherever any words are used
herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                            8.      Governing Law.  This Agreement shall be
governed by the laws of Maryland.

                            9.      Successors and Assigns.  This  Agreement
shall be binding upon the Company and any assignee or successor in interest to the Company.

                            10.     Indemnification.  The Company will pay all
reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                            11.     Notice. Any notices,  requests,  demands, or
other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                                            BALTIMORE GAS AND ELECTRIC COMPANY



                                            By:   /s/ Christian H. Poindexter
                                                  Christian H. Poindexter
                                                  Chairman of the Board



                                                  /s/ Jon M. Files
                                                  JON M. FILES

                               SEVERANCE AGREEMENT


                  This Agreement is made the 6th day of December, 1995, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and SHARON HOSTETTER (the "Executive"). For purposes of Sections 1 through 11 of this Agreement the term "Company" shall be deemed to include any successor company.

                  WHEREAS, Potomac Electric Power Company ("PEPCO") and the Company have entered into an Agreement and Plan of Merger dated as of September 22, 1995 (the "Merger Agreement"), whereby PEPCO and the Company will merge into RH Acquisition Corp. ("RH"), with RH as the surviving entity; and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date hereof through the Effective Time (as hereinafter defined) and for the twenty-four month period following the Effective Time in the event the Merger (as hereinafter defined) occurs, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders during such periods when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote her time and energy for the benefit of the Company and its stockholders and not to be distracted during the Merger.

                  NOW, THEREFORE, the parties agree as follows:

                  1.       Definitions.

                  1.1 Merger. The term "Merger" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.2 Effective Time. The term "Effective Time" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.3      Qualifying Termination.

                            (a)    The  occurrence of any one or more of the
following events within twenty-four calendar months after the Effective Time shall constitute a "Qualifying Termination":

                            (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7);

                            (ii) The Executive's resignation for Good Reason (as defined in Section 1.6);

                            (iii) Failure or refusal by a successor company to assume the Company's obligations under this Agreement in its entirety, as required by Section 9 herein; or

                            (iv) Commission by the Company of a material breach of any of the provisions of this Agreement.

                            (b)    A Qualifying  Termination  also shall include
a termination of the Executive's employment, without Cause, from the date hereof, but prior to the Effective Time.

                            (c)    A Qualifying  Termination  shall not include
a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                            1.4    Ineligible  to Retire.  Ineligible  to
Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or
(ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                            1.5    Eligible to Retire.        Eligible  to
Retire, means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or
(ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                            1.6    Good  Reason.  Good Reason  means,  without
the  Executive's  express  written consent,  the  occurrence  (i) after the

Effective Time, or (ii) after the date hereof, but prior to the Effective Time, of any one or more of the following:

                            (a)     The  assignment to the  Executive of duties
materially  inconsistent  with the Executive's  authorities,  duties,
responsibilities,   and  status  (including offices,  title and reporting
relationships) as an executive and/or officer of the Company, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect as of ninety days prior to the Effective Time (or, in the case of such an assignment, reduction or alteration after the date hereof, but prior to the Effective Time, ninety days prior to the date hereof), unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive;

                            (b)     A  reduction  by the  Company of the
Executive's base salary in effect at the Effective Time (or in the case of a reduction after the date hereof, but prior to the Effective Time, a reduction by the Company of the Executive's base salary in effect on the date hereof) or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business
conditions,   including  but  not  limited  to  reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company);

                            (c)     The  relocation  of  the  Executive's
office more than 50 miles from the Executive's office at the Effective Time (or in the case of a relocation after the date hereof, but prior to the Effective Time, a relocation of the Executive's office more than 50 miles from the Executive's office on the date hereof).

                           The Executive's  right to terminate  employment for
Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                            1.7     Cause.  Cause shall mean the occurrence of
any one or more of the following:

                            (a)     The Executive is convicted of a felony
involving moral turpitude; or

                            (b)     The Executive  engages in conduct or
activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                            (c)     The  Executive  persistently  fails or
refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in Section 1.6(a); or

                            (d)     The  Executive  embezzles  or  knowingly,
and  with  intent,   misappropriates property of the Company, or unlawfully
appropriates any corporate opportunity of the Company.

                            1.8     Annual Award Amount.  The average of the two
highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                            2.      Severance Benefits for an Executive
Ineligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                            (a)     Severance Payment:  The Company shall pay to
the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                            (b)     Severance Health Benefits. For the
thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c) Split Dollar. The Qualifying Termination shall not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. Severance Benefits for an Executive Eligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Supplemental Retirement Benefits. For purposes of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (1).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4.      Code Section 28OG.

                  4.1 Limitations. Notwithstanding Section 2 and 3, in the event that a change in ownership or control (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company occurs and the independent public accountants for the Company (the "Accountants") determine that if the benefits to be provided under Section 2 and 3 (together with any other benefits payable to the Executive under any applicable plan maintained by the Company) were paid to the Executive:

                  (a)     the  Executive  would incur an excise tax under
Section 4999 of Code,  and the Company  would be denied a deduction  under
Section 280G of the Code of all or some of such amounts to be paid to the Executive, and

                  (b) the net after tax benefits to the Executive attributable to payments under Sections 2 and 3 hereof would not be at least $10,000 greater than the net after tax benefits which would accrue to the Executive if the amounts which would otherwise cause the Executive to be subject to this excise tax were not paid, the amounts payable to the Executive pursuant to Section 2 and 3 (or pursuant to such other plans maintained by the Company) shall be reduced so that the amount payable to the Executive hereunder is the greatest amount (as determined by the Accountants) that may be paid by the Company to the Executive without any such amount being subject to an excise tax under Section 4999 or being nondeductible for the Company pursuant to
Section 280G.

                  4.2 Executive's Election. If the amounts to be paid to the Executive are to be reduced under paragraph 4.1 of this Section, the Executive shall be given the opportunity to designate which benefits or payments shall be reduced and in what order of priority.

                  4.3     Later Adjustments.

                  (a) If the Executive receives reduced payments or benefits pursuant to the preceding paragraph, or if it had been determined that no such reduction was required, but it nonetheless is established pursuant to the final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section, the aggregate amount paid to the Executive or for her benefit would result in any amount being treated as an "excess parachute payment" for purposes of Sections 28OG and 4999 of the Code, then an amount equal to the amount that would be an "excess parachute payment" shall be deemed for all purposes a loan to the Executive made on the date of the receipt of such excess amount, which the Executive shall have an obligation to repay to the Company on demand, together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code) from the date of the Executive's receipt of such excess until the date of such repayment.

                            (b)     In the event that it is  determined  for any
reason that the amount of "excess parachute payments" are less than originally calculated, the Company shall promptly pay to the Executive the amount necessary so that, after such adjustment, the Executive will have received or be entitled to receive the maximum payments payable under this Section without any of such payments constituting an "excess parachute payment," together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code).

                            5.      Termination of Agreement.  This Agreement
shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the Effective Time. Further, upon the Effective Time, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement shall terminate on the date the Company's Board of Directors decides by formal vote not to proceed with the Merger; provided, however, that in the event a Qualifying Termination occurs prior to such date, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no further performance being possible.

                            6.      Amendment  of  Agreement.   Subject  to  the
provisions of Section 5, this Agreement may not be amended in any manner which has a significant adverse effect on the rights of the Executive without the written consent of the Executive.

Notwithstanding the foregoing, at and after the Effective Time, this Agreement may not be amended in any respect without the written consent of the Executive.

                            7.      Construction.  Wherever any words are used
herein in the feminine gender they shall be construed as though they were also used in the masculine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                            8.      Governing Law.  This Agreement shall be
governed by the laws of Maryland.

                            9.      Successors and Assigns.  This  Agreement
shall be binding upon the Company and any assignee or successor in interest to the Company.

                            10.     Indemnification.  The Company will pay all
reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                            11.     Notice. Any notices,  requests,  demands, or
other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address she has filed in writing with the Company, or in the case of the Company, to its principal offices.

                                         BALTIMORE GAS AND ELECTRIC COMPANY



                                         By:  /s/ Jon M. Files
                                              Jon M. Files
                                              Vice President Management Services



                                              /s/ Sharon Hostetter
                                              SHARON HOSTETTER

                               SEVERANCE AGREEMENT


                  This Agreement is made the 6th day of December, 1995, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and RONALD W. LOWMAN (the "Executive"). For purposes of Sections 1 through 11 of this Agreement the term "Company" shall be deemed to include any successor company.

                  WHEREAS, Potomac Electric Power Company ("PEPCO") and the Company have entered into an Agreement and Plan of Merger dated as of September 22, 1995 (the "Merger Agreement"), whereby PEPCO and the Company will merge into RH Acquisition Corp. ("RH"), with RH as the surviving entity; and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date hereof through the Effective Time (as hereinafter defined) and for the twenty-four month period following the Effective Time in the event the Merger (as hereinafter defined) occurs, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders during such periods when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted during the Merger.

                  NOW, THEREFORE, the parties agree as follows:

                  1.       Definitions.

                  1.1 Merger. The term "Merger" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.2 Effective Time. The term "Effective Time" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.3      Qualifying Termination.

                  (a) The occurrence of any one or more of the following events within twenty-four calendar months after the Effective Time shall constitute a "Qualifying Termination":

                  (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7);

                  (ii) The Executive's resignation for Good Reason (as defined in Section 1.6);

                  (iii) Failure or refusal by a successor company to assume the Company's obligations under this Agreement in its entirety, as required by Section 9 herein; or

                  (iv) Commission by the Company of a material breach of any of the provisions of this Agreement.

                  (b) A Qualifying Termination also shall include a termination of the Executive's employment, without Cause, from the date hereof, but prior to the Effective Time.

                  (c) A Qualifying Termination shall not include a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                  1.4 Ineligible to Retire. Ineligible to Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.5      Eligible to Retire.        Eligible  to  Retire,
means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.6 Good Reason. Good Reason means, without the Executive's express written consent, the occurrence (i) after the

Effective Time, or (ii) after the date hereof, but prior to the Effective Time, of any one or more of the following:

                  (a) The assignment to the Executive of duties materially inconsistent with the Executive's authorities, duties,
responsibilities,   and  status  (including offices,  title and reporting
relationships) as an executive and/or officer of the Company, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect as of ninety days prior to the Effective Time (or, in the case of such an assignment, reduction or alteration after the date hereof, but prior to the Effective Time, ninety days prior to the date hereof), unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive;

                  (b) A reduction by the Company of the Executive's base salary in effect at the Effective Time (or in the case of a reduction after the date hereof, but prior to the Effective Time, a reduction by the Company of the Executive's base salary in effect on the date hereof) or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business
conditions,   including  but  not  limited  to  reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company);

                  (c) The relocation of the Executive's office more than 50 miles from the Executive's office at the Effective Time (or in the case of a relocation after the date hereof, but prior to the Effective Time, a relocation of the Executive's office more than 50 miles from the Executive's office on the date hereof).

                  The Executive's right to terminate employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                  1.7 Cause. Cause shall mean the occurrence of any one or more of the following:

                  (a) The Executive is convicted of a felony involving moral turpitude; or

                  (b) The Executive engages in conduct or activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                  (c) The Executive persistently fails or refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in
Section 1.6(a); or

                  (d)     The  Executive  embezzles  or  knowingly,  and  with
intent,   misappropriates property of the Company, or unlawfully appropriates any corporate opportunity of the Company.

                  1.8 Annual Award Amount. The average of the two highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                  2. Severance Benefits for an Executive Ineligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Severance Health Benefits. For the thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c)     Split  Dollar.  The  Qualifying   Termination  shall
not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. Severance Benefits for an Executive Eligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b)     Supplemental   Retirement   Benefits.   For  purposes
of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (1).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4.      Code Section 28OG.

                  4.1 Limitations. Notwithstanding Section 2 and 3, in the event that a change in ownership or control (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company occurs and the independent public accountants for the Company (the "Accountants") determine that if the benefits to be provided under Section 2 and 3 (together with any other benefits payable to the Executive under any applicable plan maintained by the Company) were paid to the Executive:

                  (a)     the  Executive  would incur an excise tax under
Section 4999 of Code,  and the Company  would be denied a deduction  under
Section 280G of the Code of all or some of such amounts to be paid to the Executive, and

                  (b) the net after tax benefits to the Executive attributable to payments under Sections 2 and 3 hereof would not be at least $10,000 greater than the net after tax benefits which would accrue to the Executive if the amounts which would otherwise cause the Executive to be subject to this excise tax were not paid, the amounts payable to the Executive pursuant to Section 2 and 3 (or pursuant to such other plans maintained by the Company) shall be reduced so that the amount payable to the Executive hereunder is the greatest amount (as determined by the Accountants) that may be paid by the Company to the Executive without any such amount being subject to an excise tax under Section 4999 or being nondeductible for the Company pursuant to
Section 280G.

                  4.2 Executive's Election. If the amounts to be paid to the Executive are to be reduced under paragraph 4.1 of this Section, the Executive shall be given the opportunity to designate which benefits or payments shall be reduced and in what order of priority.

                  4.3     Later Adjustments.

                  (a) If the Executive receives reduced payments or benefits pursuant to the preceding paragraph, or if it had been determined that no such reduction was required, but it nonetheless is established pursuant to the final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section, the aggregate amount paid to the Executive or for his benefit would result in any amount being treated as an "excess parachute payment" for purposes of Sections 28OG and 4999 of the Code, then an amount equal to the amount that would be an "excess parachute payment" shall be deemed for all purposes a loan to the Executive made on the date of the receipt of such excess amount, which the Executive shall have an obligation to repay to the Company on demand, together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code) from the date of the Executive's receipt of such excess until the date of such repayment.

                  (b) In the event that it is determined for any reason that the amount of "excess parachute payments" are less than originally calculated, the Company shall promptly pay to the Executive the amount necessary so that, after such adjustment, the Executive will have received or be entitled to receive the maximum payments payable under this Section without any of such payments constituting an "excess parachute payment," together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code).

                   5. Termination of Agreement. This Agreement shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the Effective Time. Further, upon the Effective Time, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement shall terminate on the date the Company's Board of Directors decides by formal vote not to proceed with the Merger; provided, however, that in the event a Qualifying Termination occurs prior to such date, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no further performance being possible.

                   6.      Amendment  of  Agreement.   Subject  to  the
provisions of Section 5, this Agreement may not be amended in any manner which has a significant adverse effect on the rights of the Executive without the written consent of the Executive. Notwithstanding the foregoing, at and after the Effective Time, this Agreement may not be amended in any respect without the written consent of the Executive.

                   7. Construction. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                   8. Governing Law. This Agreement shall be governed by the laws of Maryland.

                   9. Successors and Assigns. This Agreement shall be binding upon the Company and any assignee or successor in interest to the Company.

                   10. Indemnification. The Company will pay all reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                   11. Notice. Any notices, requests, demands, or other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                                            BALTIMORE GAS AND ELECTRIC COMPANY



                                         By:  /s/ Jon M. Files
                                              Jon M. Files
                                              Vice President Management Services



                                              /s/ Ronald W. Lowman
                                              RONALD W. LOWMAN

                               SEVERANCE AGREEMENT


                  This Agreement is made the 6th day of December, 1995, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and G. DOWELL SCHWARTZ, JR. (the "Executive"). For purposes of Sections 1 through 11 of this Agreement the term "Company" shall be deemed to include any successor company.

                  WHEREAS, Potomac Electric Power Company ("PEPCO") and the Company have entered into an Agreement and Plan of Merger dated as of September 22, 1995 (the "Merger Agreement"), whereby PEPCO and the Company will merge into RH Acquisition Corp. ("RH"), with RH as the surviving entity; and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date hereof through the Effective Time (as hereinafter defined) and for the twenty-four month period following the Effective Time in the event the Merger (as hereinafter defined) occurs, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders during such periods when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted during the Merger.

                  NOW, THEREFORE, the parties agree as follows:

                  1.       Definitions.

                  1.1 Merger. The term "Merger" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.2 Effective Time. The term "Effective Time" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.3      Qualifying Termination.

                  (a) The occurrence of any one or more of the following events within twenty-four calendar months after the Effective Time shall constitute a "Qualifying Termination":

                  (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7);

                  (ii) The Executive's resignation for Good Reason (as defined in Section 1.6);

                  (iii) Failure or refusal by a successor company to assume the Company's obligations under this Agreement in its entirety, as required by Section 9 herein; or

                  (iv) Commission by the Company of a material breach of any of the provisions of this Agreement.

                  (b) A Qualifying Termination also shall include a termination of the Executive's employment, without Cause, from the date hereof, but prior to the Effective Time.

                  (c) A Qualifying Termination shall not include a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                  1.4 Ineligible to Retire. Ineligible to Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.5      Eligible to Retire.        Eligible  to  Retire,
means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.6 Good Reason. Good Reason means, without the Executive's express written consent, the occurrence (i) after the

Effective Time, or (ii) after the date hereof, but prior to the Effective Time, of any one or more of the following:

                  (a) The assignment to the Executive of duties materially inconsistent with the Executive's authorities, duties,
responsibilities,   and  status  (including offices,  title and reporting
relationships) as an executive and/or officer of the Company, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect as of ninety days prior to the Effective Time (or, in the case of such an assignment, reduction or alteration after the date hereof, but prior to the Effective Time, ninety days prior to the date hereof), unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive;

                  (b) A reduction by the Company of the Executive's base salary in effect at the Effective Time (or in the case of a reduction after the date hereof, but prior to the Effective Time, a reduction by the Company of the Executive's base salary in effect on the date hereof) or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business
conditions,   including  but  not  limited  to  reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company);

                  (c) The relocation of the Executive's office more than 50 miles from the Executive's office at the Effective Time (or in the case of a relocation after the date hereof, but prior to the Effective Time, a relocation of the Executive's office more than 50 miles from the Executive's office on the date hereof).

                           The Executive's  right to terminate  employment for
Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                  1.7 Cause. Cause shall mean the occurrence of any one or more of the following:

                  (a) The Executive is convicted of a felony involving moral turpitude; or

                  (b) The Executive engages in conduct or activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                  (c) The Executive persistently fails or refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in
Section 1.6(a); or

                  (d)      The  Executive  embezzles  or  knowingly,  and  with
intent,   misappropriates property of the Company, or unlawfully appropriates any corporate opportunity of the Company.

                  1.8 Annual Award Amount. The average of the two highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                  2. Severance Benefits for an Executive Ineligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Severance Health Benefits. For the thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c)      Split  Dollar.  The  Qualifying   Termination  shall
not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. Severance Benefits for an Executive Eligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b)      Supplemental   Retirement   Benefits.   For  purposes
of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (1).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4.       Code Section 28OG.

                  4.1 Limitations. Notwithstanding Section 2 and 3, in the event that a change in ownership or control (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company occurs and the independent public accountants for the Company (the "Accountants") determine that if the benefits to be provided under Section 2 and 3 (together with any other benefits payable to the Executive under any applicable plan maintained by the Company) were paid to the Executive:

                  (a)      the  Executive  would incur an excise tax under
Section 4999 of Code,  and the Company  would be denied a deduction  under
Section 280G of the Code of all or some of such amounts to be paid to the Executive, and

                  (b) the net after tax benefits to the Executive attributable to payments under Sections 2 and 3 hereof would not be at least $10,000 greater than the net after tax benefits which would accrue to the Executive if the amounts which would otherwise cause the Executive to be subject to this excise tax were not paid, the amounts payable to the Executive pursuant to Section 2 and 3 (or pursuant to such other plans maintained by the Company) shall be reduced so that the amount payable to the Executive hereunder is the greatest amount (as determined by the Accountants) that may be paid by the Company to the Executive without any such amount being subject to an excise tax under Section 4999 or being nondeductible for the Company pursuant to
Section 280G.

                  4.2 Executive's Election. If the amounts to be paid to the Executive are to be reduced under paragraph 4.1 of this Section, the Executive shall be given the opportunity to designate which benefits or payments shall be reduced and in what order of priority.

                  4.3      Later Adjustments.

                  (a) If the Executive receives reduced payments or benefits pursuant to the preceding paragraph, or if it had been determined that no such reduction was required, but it nonetheless is established pursuant to the final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section, the aggregate amount paid to the Executive or for his benefit would result in any amount being treated as an "excess parachute payment" for purposes of Sections 28OG and 4999 of the Code, then an amount equal to the amount that would be an "excess parachute payment" shall be deemed for all purposes a loan to the Executive made on the date of the receipt of such excess amount, which the Executive shall have an obligation to repay to the Company on demand, together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code) from the date of the Executive's receipt of such excess until the date of such repayment.

                  (b) In the event that it is determined for any reason that the amount of "excess parachute payments" are less than originally calculated, the Company shall promptly pay to the Executive the amount necessary so that, after such adjustment, the Executive will have received or be entitled to receive the maximum payments payable under this Section without any of such payments constituting an "excess parachute payment," together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code).

                  5. Termination of Agreement. This Agreement shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the Effective Time. Further, upon the Effective Time, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement shall terminate on the date the Company's Board of Directors decides by formal vote not to proceed with the Merger; provided, however, that in the event a Qualifying Termination occurs prior to such date, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no further performance being possible.

                  6.       Amendment  of  Agreement.   Subject  to  the
provisions of Section 5, this Agreement may not be amended in any manner which has a significant adverse effect on the rights of the Executive without the written consent of the Executive.

Notwithstanding the foregoing, at and after the Effective Time, this Agreement may not be amended in any respect without the written consent of the Executive.

                  7. Construction. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  8. Governing Law. This Agreement shall be governed by the laws of Maryland.

                  9. Successors and Assigns. This Agreement shall be binding upon the Company and any assignee or successor in interest to the Company.

                  10. Indemnification. The Company will pay all reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                  11. Notice. Any notices, requests, demands, or other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                                            BALTIMORE GAS AND ELECTRIC COMPANY



                                         By:  /s/ Jon M. Files
                                              Jon M. Files
                                              Vice President Management Services



                                              /s/ G. Dowell Schwartz, Jr.
                                              G. DOWELL SCHWARTZ, JR.

                               SEVERANCE AGREEMENT


                  This Agreement is made the 6th day of December, 1995, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and CHARLES W. SHIVERY (the "Executive"). For purposes of Sections 1 through 11 of this Agreement the term "Company" shall be deemed to include any successor company.

                  WHEREAS, Potomac Electric Power Company ("PEPCO") and the Company have entered into an Agreement and Plan of Merger dated as of September 22, 1995 (the "Merger Agreement"), whereby PEPCO and the Company will merge into RH Acquisition Corp. ("RH"), with RH as the surviving entity; and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date hereof through the Effective Time (as hereinafter defined) and for the twenty-four month period following the Effective Time in the event the Merger (as hereinafter defined) occurs, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders during such periods when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted during the Merger.

                  NOW, THEREFORE, the parties agree as follows:

                  1.       Definitions.

                  1.1 Merger. The term "Merger" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.2 Effective Time. The term "Effective Time" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.3      Qualifying Termination.

                  (a) The occurrence of any one or more of the following events within twenty-four calendar months after the Effective Time shall constitute a "Qualifying Termination":

                  (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7);

                  (ii) The Executive's resignation for Good Reason (as defined in Section 1.6);

                  (iii) Failure or refusal by a successor company to assume the Company's obligations under this Agreement in its entirety, as required by Section 9 herein; or

                  (iv) Commission by the Company of a material breach of any of the provisions of this Agreement.

                  (b) A Qualifying Termination also shall include a termination of the Executive's employment, without Cause, from the date hereof, but prior to the Effective Time.

                  (c) A Qualifying Termination shall not include a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                  1.4 Ineligible to Retire. Ineligible to Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.5      Eligible to Retire.        Eligible  to  Retire,
means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.6 Good Reason. Good Reason means, without the Executive's express written consent, the occurrence (i) after the

Effective Time, or (ii) after the date hereof, but prior to the Effective Time, of any one or more of the following:

                  (a) The assignment to the Executive of duties materially inconsistent with the Executive's authorities, duties,
responsibilities,   and  status  (including offices,  title and reporting
relationships) as an executive and/or officer of the Company, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect as of ninety days prior to the Effective Time (or, in the case of such an assignment, reduction or alteration after the date hereof, but prior to the Effective Time, ninety days prior to the date hereof), unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive;

                  (b) A reduction by the Company of the Executive's base salary in effect at the Effective Time (or in the case of a reduction after the date hereof, but prior to the Effective Time, a reduction by the Company of the Executive's base salary in effect on the date hereof) or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business
conditions,   including  but  not  limited  to  reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company);

                  (c) The relocation of the Executive's office more than 50 miles from the Executive's office at the Effective Time (or in the case of a relocation after the date hereof, but prior to the Effective Time, a relocation of the Executive's office more than 50 miles from the Executive's office on the date hereof).

                           The Executive's  right to terminate  employment for
Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                  1.7 Cause. Cause shall mean the occurrence of any one or more of the following:

                  (a) The Executive is convicted of a felony involving moral turpitude; or

                  (b) The Executive engages in conduct or activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                  (c) The Executive persistently fails or refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in
Section 1.6(a); or

                  (d)      The  Executive  embezzles  or  knowingly,  and  with
intent,   misappropriates property of the Company, or unlawfully appropriates any corporate opportunity of the Company.

                  1.8 Annual Award Amount. The average of the two highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                  2. Severance Benefits for an Executive Ineligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Severance Health Benefits. For the thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c)      Split  Dollar.  The  Qualifying   Termination  shall
not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. Severance Benefits for an Executive Eligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b)      Supplemental   Retirement   Benefits.   For  purposes
of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (1).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4.       Code Section 28OG.

                  4.1 Limitations. Notwithstanding Section 2 and 3, in the event that a change in ownership or control (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company occurs and the independent public accountants for the Company (the "Accountants") determine that if the benefits to be provided under Section 2 and 3 (together with any other benefits payable to the Executive under any applicable plan maintained by the Company) were paid to the Executive:

                  (a)      the  Executive  would incur an excise tax under
Section 4999 of Code,  and the Company  would be denied a deduction  under
Section 280G of the Code of all or some of such amounts to be paid to the Executive, and

                  (b) the net after tax benefits to the Executive attributable to payments under Sections 2 and 3 hereof would not be at least $10,000 greater than the net after tax benefits which would accrue to the Executive if the amounts which would otherwise cause the Executive to be subject to this excise tax were not paid, the amounts payable to the Executive pursuant to Section 2 and 3 (or pursuant to such other plans maintained by the Company) shall be reduced so that the amount payable to the Executive hereunder is the greatest amount (as determined by the Accountants) that may be paid by the Company to the Executive without any such amount being subject to an excise tax under Section 4999 or being nondeductible for the Company pursuant to
Section 280G.

                  4.2 Executive's Election. If the amounts to be paid to the Executive are to be reduced under paragraph 4.1 of this Section, the Executive shall be given the opportunity to designate which benefits or payments shall be reduced and in what order of priority.

                  4.3      Later Adjustments.

                  (a) If the Executive receives reduced payments or benefits pursuant to the preceding paragraph, or if it had been determined that no such reduction was required, but it nonetheless is established pursuant to the final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section, the aggregate amount paid to the Executive or for his benefit would result in any amount being treated as an "excess parachute payment" for purposes of Sections 28OG and 4999 of the Code, then an amount equal to the amount that would be an "excess parachute payment" shall be deemed for all purposes a loan to the Executive made on the date of the receipt of such excess amount, which the Executive shall have an obligation to repay to the Company on demand, together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code) from the date of the Executive's receipt of such excess until the date of such repayment.

                  (b) In the event that it is determined for any reason that the amount of "excess parachute payments" are less than originally calculated, the Company shall promptly pay to the Executive the amount necessary so that, after such adjustment, the Executive will have received or be entitled to receive the maximum payments payable under this Section without any of such payments constituting an "excess parachute payment," together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code).

                  5. Termination of Agreement. This Agreement shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the Effective Time. Further, upon the Effective Time, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement shall terminate on the date the Company's Board of Directors decides by formal vote not to proceed with the Merger; provided, however, that in the event a Qualifying Termination occurs prior to such date, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no further performance being possible.

                  6.       Amendment  of  Agreement.   Subject  to  the
provisions of Section 5, this Agreement may not be amended in any manner which has a significant adverse effect on the rights of the Executive without the written consent of the Executive.

Notwithstanding the foregoing, at and after the Effective Time, this Agreement may not be amended in any respect without the written consent of the Executive.

                  7. Construction. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  8. Governing Law. This Agreement shall be governed by the laws of Maryland.

                  9. Successors and Assigns. This Agreement shall be binding upon the Company and any assignee or successor in interest to the Company.

                  10. Indemnification. The Company will pay all reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                   11. Notice. Any notices, requests, demands, or other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                                         BALTIMORE GAS AND ELECTRIC COMPANY



                                         By:  /s/ Jon M. Files
                                              Jon M. Files
                                              Vice President Management Services



                                              /s/ Charles W. Shivery
                                              CHARLES W. SHIVERY

                               SEVERANCE AGREEMENT


                  This Agreement is made the 6th day of December, 1995, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and JOSEPH A. TIERNAN (the "Executive"). For purposes of Sections 1 through 11 of this Agreement the term "Company" shall be deemed to include any successor company.

                  WHEREAS, Potomac Electric Power Company ("PEPCO") and the Company have entered into an Agreement and Plan of Merger dated as of September 22, 1995 (the "Merger Agreement"), whereby PEPCO and the Company will merge into RH Acquisition Corp. ("RH"), with RH as the surviving entity; and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date hereof through the Effective Time (as hereinafter defined) and for the twenty-four month period following the Effective Time in the event the Merger (as hereinafter defined) occurs, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders during such periods when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted during the Merger.

                  NOW, THEREFORE, the parties agree as follows:

                  1.       Definitions.

                  1.1 Merger. The term "Merger" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.2 Effective Time. The term "Effective Time" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.3      Qualifying Termination.

                  (a) The occurrence of any one or more of the following events within twenty-four calendar months after the Effective Time shall constitute a "Qualifying Termination":

                  (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7);

                  (ii) The Executive's resignation for Good Reason (as defined in Section 1.6);

                  (iii) Failure or refusal by a successor company to assume the Company's obligations under this Agreement in its entirety, as required by Section 9 herein; or

                  (iv) Commission by the Company of a material breach of any of the provisions of this Agreement.

                  (b) A Qualifying Termination also shall include a termination of the Executive's employment, without Cause, from the date hereof, but prior to the Effective Time.

                  (c) A Qualifying Termination shall not include a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                  1.4 Ineligible to Retire. Ineligible to Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.5      Eligible to Retire.        Eligible  to  Retire,
means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.6 Good Reason. Good Reason means, without the Executive's express written consent, the occurrence (i) after the

Effective Time, or (ii) after the date hereof, but prior to the Effective Time, of any one or more of the following:

                  (a) The assignment to the Executive of duties materially inconsistent with the Executive's authorities, duties,
responsibilities,   and  status  (including offices,  title and reporting
relationships) as an executive and/or officer of the Company, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect as of ninety days prior to the Effective Time (or, in the case of such an assignment, reduction or alteration after the date hereof, but prior to the Effective Time, ninety days prior to the date hereof), unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive;

                  (b) A reduction by the Company of the Executive's base salary in effect at the Effective Time (or in the case of a reduction after the date hereof, but prior to the Effective Time, a reduction by the Company of the Executive's base salary in effect on the date hereof) or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business
conditions,   including  but  not  limited  to  reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company);

                  (c) The relocation of the Executive's office more than 50 miles from the Executive's office at the Effective Time (or in the case of a relocation after the date hereof, but prior to the Effective Time, a relocation of the Executive's office more than 50 miles from the Executive's office on the date hereof).

                           The Executive's  right to terminate  employment for
Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                  1.7 Cause. Cause shall mean the occurrence of any one or more of the following:

                  (a) The Executive is convicted of a felony involving moral turpitude; or

                  (b) The Executive engages in conduct or activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                  (c) The Executive persistently fails or refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in
Section 1.6(a); or

                  (d)      The  Executive  embezzles  or  knowingly,  and  with
intent,   misappropriates property of the Company, or unlawfully appropriates any corporate opportunity of the Company.

                  1.8 Annual Award Amount. The average of the two highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                  2. Severance Benefits for an Executive Ineligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Severance Health Benefits. For the thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c)      Split  Dollar.  The  Qualifying   Termination  shall
not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. Severance Benefits for an Executive Eligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b)      Supplemental   Retirement   Benefits.   For  purposes
of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (1).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4.       Code Section 28OG.

                  4.1 Limitations. Notwithstanding Section 2 and 3, in the event that a change in ownership or control (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company occurs and the independent public accountants for the Company (the "Accountants") determine that if the benefits to be provided under Section 2 and 3 (together with any other benefits payable to the Executive under any applicable plan maintained by the Company) were paid to the Executive:

                  (a)      the  Executive  would incur an excise tax under
Section 4999 of Code,  and the Company  would be denied a deduction  under
Section 280G of the Code of all or some of such amounts to be paid to the Executive, and

                  (b) the net after tax benefits to the Executive attributable to payments under Sections 2 and 3 hereof would not be at least $10,000 greater than the net after tax benefits which would accrue to the Executive if the amounts which would otherwise cause the Executive to be subject to this excise tax were not paid, the amounts payable to the Executive pursuant to Section 2 and 3 (or pursuant to such other plans maintained by the Company) shall be reduced so that the amount payable to the Executive hereunder is the greatest amount (as determined by the Accountants) that may be paid by the Company to the Executive without any such amount being subject to an excise tax under Section 4999 or being nondeductible for the Company pursuant to
Section 280G.

                  4.2 Executive's Election. If the amounts to be paid to the Executive are to be reduced under paragraph 4.1 of this Section, the Executive shall be given the opportunity to designate which benefits or payments shall be reduced and in what order of priority.

                  4.3      Later Adjustments.

                  (a) If the Executive receives reduced payments or benefits pursuant to the preceding paragraph, or if it had been determined that no such reduction was required, but it nonetheless is established pursuant to the final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section, the aggregate amount paid to the Executive or for his benefit would result in any amount being treated as an "excess parachute payment" for purposes of Sections 28OG and 4999 of the Code, then an amount equal to the amount that would be an "excess parachute payment" shall be deemed for all purposes a loan to the Executive made on the date of the receipt of such excess amount, which the Executive shall have an obligation to repay to the Company on demand, together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code) from the date of the Executive's receipt of such excess until the date of such repayment.

                  (b) In the event that it is determined for any reason that the amount of "excess parachute payments" are less than originally calculated, the Company shall promptly pay to the Executive the amount necessary so that, after such adjustment, the Executive will have received or be entitled to receive the maximum payments payable under this Section without any of such payments constituting an "excess parachute payment," together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code).

                  5. Termination of Agreement. This Agreement shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the Effective Time. Further, upon the Effective Time, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement shall terminate on the date the Company's Board of Directors decides by formal vote not to proceed with the Merger; provided, however, that in the event a Qualifying Termination occurs prior to such date, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no further performance being possible.

                  6.       Amendment  of  Agreement.   Subject  to  the
provisions of Section 5, this Agreement may not be amended in any manner which has a significant adverse effect on the rights of the Executive without the written consent of the Executive. Notwithstanding the foregoing, at and after the Effective Time, this Agreement may not be amended in any respect without the written consent of the Executive.

                  7. Construction. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  8. Governing Law. This Agreement shall be governed by the laws of Maryland.

                  9. Successors and Assigns. This Agreement shall be binding upon the Company and any assignee or successor in interest to the Company.

                  10. Indemnification. The Company will pay all reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                  11. Notice. Any notices, requests, demands, or other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                                      BALTIMORE GAS AND ELECTRIC COMPANY



                                      By: /s/ Jon M. Files
                                          Jon M. Files
                                          Vice President Management Services



                                          /s/ Joseph A. Tiernan
                                          JOSEPH A. TIERNAN

                               SEVERANCE AGREEMENT


                  This Agreement is made the 6th day of December, 1995, by and between BALTIMORE GAS AND ELECTRIC COMPANY (the "Company") and STEPHEN F. WOOD (the "Executive"). For purposes of Sections 1 through 11 of this Agreement the term "Company" shall be deemed to include any successor company.

                  WHEREAS, Potomac Electric Power Company ("PEPCO") and the Company have entered into an Agreement and Plan of Merger dated as of September 22, 1995 (the "Merger Agreement"), whereby PEPCO and the Company will merge into RH Acquisition Corp. ("RH"), with RH as the surviving entity; and

                  WHEREAS, the Company desires to establish a severance benefit for the Executive covering the period from the date hereof through the Effective Time (as hereinafter defined) and for the twenty-four month period following the Effective Time in the event the Merger (as hereinafter defined) occurs, to avoid the loss or the serious distraction of the Executive to the detriment of the Company and its stockholders during such periods when the Executive's undivided attention and commitment to the needs of the Company would be particularly important; and

                  WHEREAS, the Executive desires to devote his time and energy for the benefit of the Company and its stockholders and not to be distracted during the Merger.

                  NOW, THEREFORE, the parties agree as follows:

                  1.       Definitions.

                  1.1 Merger. The term "Merger" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.2 Effective Time. The term "Effective Time" shall have the meaning ascribed to such term in the Merger Agreement.

                  1.3      Qualifying Termination.

                  (a) The occurrence of any one or more of the following events within twenty-four calendar months after the Effective Time shall constitute a "Qualifying Termination":

                  (i) The Company's termination of the Executive's employment without Cause (as defined in Section 1.7);

                  (ii) The Executive's resignation for Good Reason (as defined in Section 1.6);

                  (iii) Failure or refusal by a successor company to assume the Company's obligations under this Agreement in its entirety, as required by Section 9 herein; or

                  (iv) Commission by the Company of a material breach of any of the provisions of this Agreement.

                  (b) A Qualifying Termination also shall include a termination of the Executive's employment, without Cause, from the date hereof, but prior to the Effective Time.

                  (c) A Qualifying Termination shall not include a termination of employment by reason of death, disability, the Executive's voluntary termination of employment without Good Reason, or the Company's termination of the Executive's employment for Cause.

                  1.4 Ineligible to Retire. Ineligible to Retire, means an Executive who has not either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 and completed one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.5      Eligible to Retire.        Eligible  to  Retire,
means an Executive who has either (i) attained age 55 and completed 20 years of service with the Company and any successor company or (ii) attained age 60 with one year of service with the Company and any successor company, upon the occurrence of a Qualifying Termination.

                  1.6 Good Reason. Good Reason means, without the Executive's express written consent, the occurrence (i) after the

Effective Time, or (ii) after the date hereof, but prior to the Effective Time, of any one or more of the following:

                  (a) The assignment to the Executive of duties materially inconsistent with the Executive's authorities, duties,
responsibilities,   and  status  (including offices,  title and reporting
relationships) as an executive and/or officer of the Company, or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect as of ninety days prior to the Effective Time (or, in the case of such an assignment, reduction or alteration after the date hereof, but prior to the Effective Time, ninety days prior to the date hereof), unless such act is remedied by the Company within 10 business days after receipt of written notice thereof given by the Executive;

                  (b) A reduction by the Company of the Executive's base salary in effect at the Effective Time (or in the case of a reduction after the date hereof, but prior to the Effective Time, a reduction by the Company of the Executive's base salary in effect on the date hereof) or as the same shall be increased from time to time, unless such reduction is less than ten percent (10%) and it is either (i) replaced by an incentive opportunity equal in value; or is (ii) consistent and proportional with an overall reduction in management compensation due to extraordinary business
conditions,   including  but  not  limited  to  reduced profitability and other financial stress (i.e., the base salary of the Executive will not be singled out for reduction in a manner inconsistent with a reduction imposed on other executives of the Company);

                  (c) The relocation of the Executive's office more than 50 miles from the Executive's office at the Effective Time (or in the case of a relocation after the date hereof, but prior to the Effective Time, a relocation of the Executive's office more than 50 miles from the Executive's office on the date hereof).

                           The Executive's  right to terminate  employment for
Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason herein.

                  1.7 Cause. Cause shall mean the occurrence of any one or more of the following:

                  (a) The Executive is convicted of a felony involving moral turpitude; or

                  (b) The Executive engages in conduct or activities that constitutes disloyalty to the Company and such conduct or activities are materially damaging to the property, business or reputation of the Company; or

                  (c) The Executive persistently fails or refuses to comply with any written direction of an authorized representative of the Company other than a directive constituting an assignment described in
Section 1.6(a); or

                  (d)      The  Executive  embezzles  or  knowingly,  and  with
intent,   misappropriates property of the Company, or unlawfully appropriates any corporate opportunity of the Company.

                  1.8 Annual Award Amount. The average of the two highest annual incentive awards under the Company's Executive Incentive Plan (or the annual cash incentive plan maintained by a successor company) paid in the last five years to the Executive prior to the occurrence of the Qualifying Termination.

                  2. Severance Benefits for an Executive Ineligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Ineligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two and one-fourth times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b) Severance Health Benefits. For the thirty-six month period commencing on the occurrence of such Qualifying Termination, the Company shall provide to the Executive and the Executive's family medical and dental benefits as provided to other executive officers who remain employed by the Company. The Executive shall be required to make payments for such coverage in the same amount as is required of executive officers who remain employed by the Company.

                  (c)      Split  Dollar.  The  Qualifying   Termination  shall
not constitute a termination of the Split Dollar Agreement between the Company and the Executive (or the split dollar agreement between a successor company and the Executive), and the Executive shall be deemed to have retired upon such Qualifying Termination for purposes of such Split Dollar Agreement (or the split dollar agreement between a successor company and the Executive).

                  3. Severance Benefits for an Executive Eligible to Retire. Upon the occurrence of a Qualifying Termination with respect to an Executive who is Eligible to Retire:

                  (a) Severance Payment: The Company shall pay to the Executive an amount equal to two times the Executive's annual base salary (as in effect on the date of the Qualifying Termination, not reduced by any reduction described in Section 1.6(b) above) and Annual Award Amount. The payment shall be made in twenty-four equal monthly installments beginning on the first day of the month following the Qualifying Termination.

                  (b)      Supplemental   Retirement   Benefits.   For  purposes
of determining the Executive's supplemental retirement benefits which the Executive is entitled to under the Company's Executive Benefits Plan (or the supplemental retirement plan maintained by a successor company), the Early Retirement Adjustment Factor (as such term is defined in the Company's Pension Plan or within the meaning of the tax qualified retirement plan maintained by a successor company) will be one (1).

                  (c) Severance Health Benefits. The Company shall provide to the Executive and the Executive's family medical and dental benefits on the same basis and on the same terms as any retiree who has attained age 65 and completed the greater of 20 years or actual years of service.

                  (d) Retirement. The Executive shall be treated as having retired at the Company's request for purposes of all of the Company's benefit plans (or the benefit plans maintained by a successor company).

                  4.       Code Section 28OG.

                  4.1 Limitations. Notwithstanding Section 2 and 3, in the event that a change in ownership or control (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company occurs and the independent public accountants for the Company (the "Accountants") determine that if the benefits to be provided under Section 2 and 3 (together with any other benefits payable to the Executive under any applicable plan maintained by the Company) were paid to the Executive:

                  (a)      the  Executive  would incur an excise tax under
Section 4999 of Code,  and the Company  would be denied a deduction  under
Section 280G of the Code of all or some of such amounts to be paid to the Executive, and

                  (b) the net after tax benefits to the Executive attributable to payments under Sections 2 and 3 hereof would not be at least $10,000 greater than the net after tax benefits which would accrue to the Executive if the amounts which would otherwise cause the Executive to be subject to this excise tax were not paid, the amounts payable to the Executive pursuant to Section 2 and 3 (or pursuant to such other plans maintained by the Company) shall be reduced so that the amount payable to the Executive hereunder is the greatest amount (as determined by the Accountants) that may be paid by the Company to the Executive without any such amount being subject to an excise tax under Section 4999 or being nondeductible for the Company pursuant to
Section 280G.

                  4.2 Executive's Election. If the amounts to be paid to the Executive are to be reduced under paragraph 4.1 of this Section, the Executive shall be given the opportunity to designate which benefits or payments shall be reduced and in what order of priority.

                  4.3      Later Adjustments.

                  (a) If the Executive receives reduced payments or benefits pursuant to the preceding paragraph, or if it had been determined that no such reduction was required, but it nonetheless is established pursuant to the final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section, the aggregate amount paid to the Executive or for his benefit would result in any amount being treated as an "excess parachute payment" for purposes of Sections 28OG and 4999 of the Code, then an amount equal to the amount that would be an "excess parachute payment" shall be deemed for all purposes a loan to the Executive made on the date of the receipt of such excess amount, which the Executive shall have an obligation to repay to the Company on demand, together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code) from the date of the Executive's receipt of such excess until the date of such repayment.

                  (b) In the event that it is determined for any reason that the amount of "excess parachute payments" are less than originally calculated, the Company shall promptly pay to the Executive the amount necessary so that, after such adjustment, the Executive will have received or be entitled to receive the maximum payments payable under this Section without any of such payments constituting an "excess parachute payment," together with interest on such amount at the applicable Federal rate (as defined in Section 1274(d) of the Code).

                  5. Termination of Agreement. This Agreement shall remain in effect from the date hereof until the last day of the twenty-fourth calendar month following the Effective Time. Further, upon the Effective Time, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no future performance being possible. Notwithstanding the foregoing, this Agreement shall terminate on the date the Company's Board of Directors decides by formal vote not to proceed with the Merger; provided, however, that in the event a Qualifying Termination occurs prior to such date, this Agreement shall continue until the Company or its successor shall have fully performed all of its obligations thereunder with respect to the Executive, with no further performance being possible.

                  6.       Amendment  of  Agreement.   Subject  to  the
provisions of Section 5, this Agreement may not be amended in any manner which has a significant adverse effect on the rights of the Executive without the written consent of the Executive.

Notwithstanding the foregoing, at and after the Effective Time, this Agreement may not be amended in any respect without the written consent of the Executive.

                  7. Construction. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

                  8. Governing Law. This Agreement shall be governed by the laws of Maryland.

                  9. Successors and Assigns. This Agreement shall be binding upon the Company and any assignee or successor in interest to the Company.

                  10. Indemnification. The Company will pay all reasonable fees and expenses, if any, (including, without limitation, legal fees and expenses) that are incurred by the Executive to enforce this Agreement and that result from a breach of this Agreement by the Company.

                  11. Notice. Any notices, requests, demands, or other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing with the Company, or in the case of the Company, to its principal offices.

                                         BALTIMORE GAS AND ELECTRIC COMPANY



                                         By:  /s/ Jon M. Files
                                              Jon M. Files
                                              Vice President Management Services

                                              /s/ Stephen F. Wood
                                              STEPHEN F. WOOD